As filed with the Securities and Exchange Commission on September 28, 1998.
                                           1933 Act Registration No. 002-96538
                                           1940 Act Registration No. 811-04262

                      SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM N-1A

                                    and/or

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933                    X
                                                                         ---
      Pre-Effective Amendment No.  ___
      Post-Effective Amendment No.   29                                    X
                                   ------                                ---

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940            X
                                                                         ---
      Amendment No:    31
                     ----                                                  X
                                                                         ---

                        AMERICAN PENSION INVESTORS TRUST
               (Exact Name of Registrant as Specified in Charter)

                 2303 Yorktown Avenue, Lynchburg, Virginia 24501
                    (Address of Principal Executive Offices)
                  Registrant's Telephone Number: (804) 846-1361

                           DAVID D. BASTEN, President
                        American Pension Investors Trust
                              2303 Yorktown Avenue
                            Lynchburg, Virginia 24501
                     (Name and Address of Agent for Service)

                                   Copies To:
                              Arthur J. Brown, Esq.
                             R. Darrell Mounts, Esq.
                           Kirkpatrick & Lockhart LLP
                         1800 Massachusetts Avenue, N.W.
                           Washington, D.C. 20036-1800
                            Telephone: (202) 778-9000

It is proposed that this filing will become effective:

      ___         immediately upon filing pursuant to Rule 485 (b)
        X         on October 1, 1998 pursuant to Rule 485 (b)
      ___         60 days  after  filing  pursuant  to Rule 485 (a)(1)
      ___         on (date) pursuant to Rule 485 (a)(1)
      ___         75 days after  filing  pursuant to Rule 485 (a)(2)
      ___         on  (date)  pursuant  to Rule 485  (a)(2)
If  appropriate,  check the following box:
      ___         This Post-Effective  Amendment designates a new effective date for a previously filed Post-Effective Amendment

                       American Pension Investors Trust
                      Contents of Registration Statement


This registration statement consists of the following papers and documents.

Cover Sheet

Contents of Registration Statement

Cross Reference Sheets

Part A - Prospectus:    American  Pension   Investors   Trust:   Growth  Fund,
                        Capital Income Fund, Multiple Index Trust,  Treasuries
                        Trust and Yorktown Classic Value Trust

Part B - Statement of Additional Information:
                        American  Pension   Investors   Trust:   Growth  Fund,
                        Capital Income Fund, Multiple Index Trust, Treasuries Trust and, Yorktown Classic Value Trust

Part C - Other Information

Signature Page

Exhibits

                        AMERICAN PENSION INVESTORS TRUST:
                                 GROWTH FUND
                             CAPITAL INCOME FUND
                             MULTIPLE INDEX TRUST
                               TREASURIES TRUST
                         YORKTOWN CLASSIC VALUE TRUST


                                  FORM N-1A
                            CROSS REFERENCE SHEET

                PART A ITEM NO.
                  AND CAPTION                         PROSPECTUS CAPTION
                  ------------                        ------------------
1.    Cover Page............................    Cover Page

2.    Synopsis...............................   Table of Fund Expenses

3.    Condensed Financial Information........   Financial Highlights;
                                                Performance Information

4.    General Description of Registrant......   Investment Objectives and
                                                Policies; Other Investment
                                                Policies; Risks and Other
                                                Considerations; Fund Shares;
                                                General Information; Appendix
                                                A; Appendix B

5.    Management of the Fund.................   Management of the Funds;
                                                Custodians, Transfer and
                                                Dividend Disbursing Agent

5A.   Management's Discussion of Fund           (See Annual Report)
      Performance............................

6.    Capital Stock and Other Securities.....   Dividends, Other Distributions
                                                and Taxes; Fund Shares; General
                                                Information

7.    Purchase of Securities Being Offered...   Purchase of Fund Shares

8.    Redemption or Repurchase...............   Redemption of Fund Shares

9.    Pending Legal Proceedings..............   Not Applicable

                PART B ITEM NO.                     STATEMENT OF ADDITIONAL
                 AND CAPTION                          INFORMATION CAPTION
                 ------------                         -------------------
10.   Cover Page.............................   Cover Page

11.   Table of Contents......................   Table of Contents

12.   General Information and................   General
      History

13.   Investment Objectives and Policies.....   Investment Restrictions;
                                                Investment Policies; Portfolio
                                                Transactions; Appendix A;
                                                Appendix B

14.   Management of Registrant...............   Management of the Trust



15.   Control Persons and Principal Holders of
      Securities............................    Management of the Trust

16.   Investment Advisory and Other Services.   Management of the Trust;
                                                Distribution of Fund Shares;
                                                Custodians, Transfer and
                                                Dividend Disbursing Agent;
                                                Independent Accountants

17.   Brokerage Allocations and Other Practices Portfolio Transactions

18.   Capital Stock and Other Securities.....   Fund Shares
                                                (in Prospectus)

19.   Purchase, Redemption and Pricing
      Securities Being Offered...............   Pricing and Additional
                                                Exchanges

20.   Tax Status.............................   Taxation

21.   Underwriters...........................   Distribution of Fund Shares

22.   Calculation of Performance Data........   Performance Information

23.   Financial Statements...................   Financial Statements (See
                                                Annual Report to Shareholders
                                                of the Funds)

                                    API TRUST

                                   GROWTH FUND
                               CAPITAL INCOME FUND
                              MULTIPLE INDEX TRUST
                                TREASURIES TRUST
                          YORKTOWN CLASSIC VALUE TRUST

                                 P. O. Box 2529
                              2303 Yorktown Avenue
                            Lynchburg, Virginia 24501
                                 (804) 846-1361
                                 (800) 544-6060



This Prospectus relates to shares of the following five mutual funds, each of which is a series of API Trust ("Trust"):

         GROWTH FUND seeks growth of capital by investing in shares of open-end and closed-end investment companies ("underlying funds");

         CAPITAL INCOME FUND seeks high current income, as well as growth of capital and income, by investing in shares of underlying funds;

         MULTIPLE INDEX TRUST seeks capital growth and income by investing at least 65% of its total assets in shares of underlying open-end funds whose portfolios mirror those of one index or another of market securities;

         TREASURIES TRUST seeks current income with limited credit risk by investing in obligations of the U.S. Treasury that are guaranteed as to principal and interest by the full faith and credit of the U.S. Government; and

         YORKTOWN CLASSIC VALUE TRUST ("Value Trust") seeks growth of capital by investing primarily in equity securities that Yorktown Management & Research Company, Inc., the Trust's investment adviser (the "Adviser"), believes are undervalued in relation to the quality of the securities and the long-term earning power of their issuers, regardless of short-term indicators. Income is a secondary objective. In following this strategy, Value Trust may invest in the securities of a fewer number of issuers and borrow money for investment purposes and, as a result, be subject to greater risks than many other investment companies.

No assurance can be given that any Fund will achieve its investment objectives.

This Prospectus sets forth concisely the information about the Trust and the Funds that a prospective investor should know before investing. It should be read and retained for future reference. A Statement of Additional Information for the Funds, dated October 1, 1998, has been filed with the Securities and Exchange Commission and, as amended from time to time, is incorporated by reference herein. The Statement of Additional Information is available, at no charge, by contacting the Trust at the address or telephone numbers provided above. It is also available, along with other related materials, on the SEC's Web site (http://www.sec.gov). Additional information about the Funds may also be obtained on the Web at http://www.apitrust.com.

SHARES OF THE FUNDS ARE NOT DEPOSITS OR OBLIGATIONS OF, OR ENDORSED OR GUARANTEED BY, ANY BANK, NOR ARE THEY FEDERALLY INSURED OR OTHERWISE PROTECTED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER AGENCY.

      THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                    This Prospectus is dated October 1, 1998.

                                TABLE OF CONTENTS

TOPIC                                                                       PAGE
-----                                                                       ----

TABLE OF FUND EXPENSES........................................................3
FINANCIAL HIGHLIGHTS..........................................................5
INVESTMENT OBJECTIVES AND POLICIES............................................9
OTHER INVESTMENT POLICIES....................................................10
RISKS AND OTHER CONSIDERATIONS...............................................12
MANAGEMENT OF THE FUNDS......................................................15
PURCHASE OF FUND SHARES......................................................16
REDEMPTION OF FUND SHARES....................................................19
TELEPHONE TRANSACTIONS.......................................................22
DIVIDENDS, OTHER DISTRIBUTIONS AND TAXES.....................................22
PERFORMANCE INFORMATION......................................................24
FUND SHARES..................................................................24
CUSTODIANS, TRANSFER AND DIVIDEND DISBURSING AGENT...........................25
GENERAL INFORMATION..........................................................25
APPENDIX A...................................................................26
APPENDIX B...................................................................28

                             TABLE OF FUND EXPENSES


The following tables are intended to assist investors in understanding the expenses associated with investing in the Funds.




                                                               Capital     Multiple
                                                    Growth     Income       Index     Treasuries   Value
                                                     Fund      Fund         Trust        Trust     Trust
                                                    ------     -------     --------   ----------   -----
SHAREHOLDER TRANSACTION EXPENSES
Sales load imposed on purchases                     None       None        None       None         None
Maximum contingent deferred sales charge fees (as   None       None        None       None         2%(1)
a percentage of net asset value at time of
purchase or sale, whichever is less)
Sales load imposed on reinvested dividends          None       None        None       None         None
Exchange fees                                       None       None        None       None         None

ANNUAL FUND OPERATING EXPENSES
(as a percentage of average net assets) (2)
Management Fees (after waivers)                     0.64%      0.00%       0.00%      0.00%        0.75%
12b-1 Fees                                          1.00%      0.50%       0.00%      0.00%        0.90%
Other Expenses (after reimbursements)               0.54%      0.97%       0.71%      0.84%        0.89%
                                                    ----       ----        ----       ----         ----

Total Fund Operating Expenses (after waivers and    2.18%      1.47%       0.71%      0.84%        2.54%
reimbursements)

---------------------------------

         (1) The maximum 2% contingent deferred sales charge applies to redemptions made in the first five years after purchase. No charge is imposed on redemptions of shares held five years or longer. See "Redemption of Fund Shares."

         (2) "Annual Fund Operating Expenses" are based on operating expenses incurred by each Fund for the fiscal year ended May 31, 1998. Long-term shareholders may pay more in 12b-1 fees over time as a percentage of their initial investment than the amount of the maximum front-end sales charge permitted under the rules of the National Association of Securities Dealers, Inc. ("NASD"). Without waivers and/or reimbursements, Management Fees, Other Expenses and Total Fund Operating Expenses would have been 1.00%, 0.55% and 2.54%, respectively, for the Growth Fund; 0.60%, 0.97% and 2.07%, respectively, for the Capital Income Fund; 0.70%, 2.05% and 2.75%, respectively, for the Multiple Index Trust; 0.40%, 2.59% and 2.99%, respectively, for the Treasuries Trust; and 0.90%, 0.89% and 2.69%, respectively, for the Value Trust. See "Management of the Funds" for additional information. An investor in the Growth Fund, the Capital Income Fund or the Multiple Index Trust will bear not only his or her proportionate share of the expenses of the Fund but also, indirectly, similar expenses of the underlying funds.

                                     EXAMPLE


A shareholder would pay the following  expenses on a $1,000 investment  assuming
(1) a 5% annual return; (2) redemption at the end of each period; and (3) deduction at the time of redemption of the maximum applicable contingent deferred sales charge, if any.




                                                  Capital        Multiple
                                   Growth         Income          Index         Treasuries    Value*
                                    Fund           Fund           Trust             Trust     Trust
                                   ------         -------        --------       ----------    ------
After 1 year...................    $ 22           $ 15           $  7           $    9        $  46
After 3 years..................      69             47             23               27          100
After 5 years..................     118             81             40               47          137
After 10 years.................     253            177             88              104          290

* Without redemption, a shareholder would pay expenses of $26 after one year and $80 after three years. Expenses after five years and ten years would be the same as those shown above.

The Example assumes that all dividends and other distributions are reinvested and that the percentage amounts listed under Annual Fund Operating Expenses remain the same in the years shown. The 5% annual return assumed in the Example is required by regulations of the Securities and Exchange Commission ("SEC") and is not a prediction of, and does not represent, the projected or actual performance of Fund shares. THE EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES. ACTUAL EXPENSES OF THE FUNDS MAY BE GREATER OR LESS THAN THOSE SHOWN.

                              FINANCIAL HIGHLIGHTS

The tables below provide financial highlights for one share of each Fund for the periods shown. This information is supplemented by the financial statements and accompanying notes appearing in the Statement of Additional Information for each Fund. The financial statements and notes have been audited by PricewaterhouseCoopers, LLP, independent certified public accountants, whose report thereon is also included in the Statement of Additional Information. The financial highlights appearing below were derived from financial statements audited by PricewaterhouseCoopers, LLP.


GROWTH FUND
-----------

                                                                      FOR THE YEAR ENDED MAY 31,
------------------------------------------------------------------------------------------------------------------------------------
                                    1998      1997      1996      1995      1994      1993     1992    1991 (1)    1990      1989
                                    ----      ----      ----      ----      ----      ----     ----    -------     ----      ----
FOR A SHARE OUTSTANDING
  THROUGHOUT EACH YEAR:

Net asset value, beginning of year. $13.42    $14.00    $12.48    $12.32    $11.86    $10.84   $11.19    $9.85     $11.58     $9.48
                                    ------    ------    ------    ------    ------    ------   ------    -----     ------     -----
Income from investment operations:

   Net investment income (loss).... (0.08)    (0.17)    (0.14)    (0.10)    (0.21)    (0.18)   (0.11)                0.05      0.08

   Net realized and unrealized gain
      on investments...............  2.36      1.25      2.67      1.37      1.25      1.57     0.71      1.34       0.36      2.17
                                     ----      ----      ----      ----      ----     -----     ----      ----       ----      ----
      Total income from
        investment operations......  2.28      1.08      2.53      1.27      1.04      1.39     0.60      1.34       0.41      2.25
                                     ----      ----      ----      ----     -----     -----     ----      ----       ----      ----
Distributions:

   From net investment income......                                                                                 (0.05)    (0.06)
   In excess of net investment
      income.......................                                                                                 (0.03)    (0.09)

   From net realized gain on
      security transactions........ (1.57)    (1.66)    (1.01)    (1.11)    (0.58)    (0.37)   (0.95)               (1.10)

   In excess of net realized gain on                                                                                (0.96)
     security transactions........  -----     -----     -----     -----     -----     -----    -----                 -----     ----
      Total distributions.........  (1.57)    (1.66)    (1.01)    (1.11)    (0.58)    (0.37)   (0.95)               (2.14)    (0.15)
                                    ------    ------    -----     -----      ----      ----     ----                 -----     ----

       Net asset value, end
       of year                      $14.13    $13.42    $14.00    $12.48    $12.32    $11.86   $10.84   $11.19      $9.85    $11.58
                                    ======    ======    ======    ======    ======    ======   ======   ======      =====    ======

Total return......................  18.39%     8.32%    21.03%    11.28%     8.60%    13.03%    4.91%    13.56%      3.38%    23.97%

RATIOS/SUPPLEMENTAL DATA:
   Net assets, end of year
      (000's omitted)............. $77,173   $68,717   $68,306   $55,191   $46,958   $44,364  $40,302   $29,925   $31,876   $31,651

   Ratio of expenses to average
     net assets(2)................   2.18%     2.18%     2.24%     2.06%     2.24%     2.05%    1.97%     2.38%      2.60%     2.66%

   Ratio of net investment income
    (loss) to average net assets.. (0.62)%   (1.31)%   (1.08)%   (1.50)%   (1.75)%   (1.56)%  (1.24)%     0.02%      0.36%     0.78%

   Portfolio turnover rate.....        57%       84%       63%       91%       90%      157%      99%      206%       118%      163%

---------------------------------

(1) On February 22, 1991, the Fund adopted a strategy of using multiple investment styles by investing primarily in the shares of other registered investment companies.

(2) Without fees recouped or waived by the investment adviser, the ratio of expenses to average net assets would have been 2.54%, 2.55%, 2.57%, 2.60%, 2.56%, 2.52%, 2.50%, 2.67%, 2.54% and 2.95%, respectively.



CAPITAL INCOME FUND
-------------------

                                                                   FOR THE YEAR ENDED MAY 31,
                                  --------------------------------------------------------------------------------------------
                                    1998     1997     1996     1995     1994      1993     1992    1991(1)    1990      1989
                                    ----     ----     ----     ----     ----      ----     ----    -------    ----      ----
FOR A SHARE OUTSTANDING
   THROUGHOUT EACH YEAR:
Net asset value, beginning of
   year........................     $19.92   $17.57   $17.21   $16.34   $16.06    $14.69   $13.66    $12.78   $13.40    $13.19
                                    ------   ------   ------   ------   ------    ------   ------    ------   ------    ------
Income from investment operations:

   Net investment income (loss)       0.16     0.32     0.34     0.35   (0.01)    (0.06)   (0.13)      0.19     0.52      0.55

   Net realized and unrealized gain
     (loss) on investments.....       4.64     3.49     2.57     1.64     0.78      1.43     1.16      0.99   (0.57)      0.06
                                    ------     ----     ----     ----     ----      ----     ----      ----   ------      ----
     Total income (loss) from
      investment operations....       4.80     3.81     2.91     1.99     0.77      1.37     1.03      1.18   (0.05)      0.61
                                    ------     ----     ----     ----     ----      ----     ----      ----   ------      ----
Distributions:
   From net investment income..      (0.30)   (0.48)   (0.28)   (0.36)                                (0.27)   (0.57)    (0.40)

   In excess of net investment
      income...................                                                                      (0.03)

   From  net realized gain on
      security transactions....     (1.46)   (0.98)    (2.27)  (0.76)   (0.49)
                                    ------   ------   ------   ------   ------                        -----    -----     -----
      Total distributions......     (1.76)   (1.46)    (2.55)  (1.12)   (0.49)                       (0.30)   (0.57)    (0.40)
                                    ------   ------   ------   ------   ------                        -----    -----     -----
         Net asset value, end of
            year...............     $22.96   $19.92   $17.57   $17.21   $16.34    $16.06   $14.69    $13.66   $12.78    $13.40
                                    ======   ======   ======   ======   ======    ======   ======    ======   ======    ======
Total return...................     25.30%   22.43%   17.65%   13.08%    4.79%     9.33%    7.51%     9.63%  (0.41)%     4.65%
RATIOS/SUPPLEMENTAL DATA:
   Net assets, end of year
      (000's omitted)..........    $11,592   $8,098   $4,417   $3,031   $2,964    $2,603   $1,828    $1,670   $2,584    $1,822
   Ratio of expenses to average net
    assets(2)..................       1.47%    1.77%    2.22%    2.05%    2.12%     2.77%    3.47%     3.83%    2.92%     3.73%

   Ratio of net investment income
    (loss) to average net assets..    0.80%    1.84%    1.43%    0.75%  (0.06)%   (0.82)%  (0.98)%     1.54%    4.46%     4.69%

   Portfolio turnover rate........      33%      67%      40%      65%      17%       29%      55%      120%     110%       68%


---------------------------------
(1) On February 22, 1991, the Fund adopted a strategy of using multiple investment styles by investing primarily in the shares of other registered investment companies.

(2) Without fees waived/reimbursed by the investment adviser and distributor, the ratio of expenses to average net assets would have been 2.07%, 2.38%, 2.82%, 2.65%, 2.72%, 3.37%, 4.07%, 4.43%, 3.53%, and 4.38%, respectively.




                                                                  MULTIPLE INDEX      TREASURIES TRUST
                                                                  TRUST               FOR THE PERIOD
                                                                  FOR THE PERIOD      ENDED MAY 31,
                                                                  ENDED MAY 31,       1998(1)
                                                                  1998(1)
FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD:

Net asset value, beginning of period                              $10.00              $10.00
                                                                  ------              ------

Income from investment operations:
     Net investment income                                        0.03                0.43
     Net realized and unrealized gain on investments              1.16                0.49
                                                                  ----                ----

              Total income from investment operations             1.19                0.92
                                                                  ----                ----

Distributions:
     From net investment income                                   (0.03)              (0.29)
     From net realized gain on security transactions              (0.12)
                                                                  ------

              Total distributions                                 (0.15)              (0.29)
                                                                  ------              ------

                  NET ASSET VALUE, END OF PERIOD                  $11.04              $10.63
                                                                  ======              ======

Total return                                                      11.99%              9.33%

Ratios/Supplemental Data:
     Net assets, end of period (000's omitted)                    $3,080              $3,844
     Ratio of expenses to average net assets                      0.71%(2)            0.84%(3)
     Ratio of net investment income to average net assets         0.36%               5.85%
     Portfolio turnover rate                                      49%                 3%

-----------------
(1)      Commencement of operations was July 2, 1997.
(2) Without fees waived/reimbursed by the investment adviser, the ratio of expenses to average net assets would have been 2.75%.
(3) Without fees waived/reimbursed by the investment adviser, the ratio of expenses to average net assets would have been 2.99%.



VALUE TRUST
-----------
                                                                 FOR THE YEAR/PERIOD ENDED MAY 31,
                                                     ---------------------------------------------------------------------------
                                                         1998        1997         1996         1995         1994      1993(1)
                                                         ----        ----         ----         ----         ----      -------
FOR A SHARE OUTSTANDING THROUGHOUT EACH
YEAR/PERIOD:

Net asset value, beginning of year/period.....         $14.23     $ 12.00      $ 12.98      $ 10.12      $ 10.34      $ 10.00
                                                       ------     -------      -------      -------      -------      -------

Income from investment operations:

   Net investment income......................         (0.47)      (0.25)       (0.28)       (0.28)         0.06         0.02
   Net realized and unrealized gain (loss) on           2.19        2.69         0.93         3.33         (0.27)        0.32
    investments...............................          ----      ------       ------       ------        ------      -------
      Total income (loss) from investment
      operations..............................          1.72        2.44         0.65         3.05        (0.21)         0.34
                                                        ----      ------       ------       ------        ------      -------
Distributions:
   From net investment income.................                                               (0.07)       (0.01)
                                                                                                  -
   From  net realized gain on security transactions    (1.05)      (0.21)       (1.63)       (0.12)        _____
                                                       ------   --------      -------      -------        ------
      Total distributions.....................         (1.05)      (0.21)       (1.63)       (0.19)       (0.01)
                                                       ------   --------      -------      -------      -------
         Net asset value, end of year/period           $14.90    $  14.23      $ 12.00      $ 12.98      $ 10.12      $ 10.34
                                                       ======    ========      =======      =======      =======      =======
Total return(3)...............................         13.02%      20.59%        6.36%       30.70%      (2.04)%         5.88%(2)
RATIOS/SUPPLEMENTAL DATA:
   Net assets, end of year/period (000's omitted)    $13,664     $13,060        $9,072       $6,490       $5,323       $3,353
   Ratio of operating expenses to average net           2.54%       2.65%        2.68%        2.39%        1.99%         1.80%(2)
assets(4).....................................
   Ratio of total expenses to average net assets(5)     5.52%       5.20%        6.22%        5.79%        4.49%         3.32%(2)
   Ratio of net investment income (loss) to
average net                                           (3.08%)     (2.50)%      (2.67)%      (2.60)%        0.76%         0.42%(2)
       assets.................................
   Portfolio turnover rate....................           145%        115%         145%         220%         170%           25%(2)

----------------------------------------------------
(1) Commencement of operations was November 2, 1992.

(2) Annualized.

(3) Does not reflect contingent deferred sales charge.

(4) Without fees waived by the Adviser and Distributors, the annualized ratio of operating expenses to average net assets would have been 2.69%, 2.80%, 2.87%, 2.95%, 2.69% and 2.76%, respectively.

(5) Without fees waived/reimbursed by the Adviser and Distributors, the annualized ratio of total expenses to average net assets would have been 5.67%, 5.35%, 6.41%, 6.34%, 5.19% and 4.29%, respectively.



                                                 DEBT OUTSTANDING

                                                              Average Daily           Average Daily
                                       Amount of             Amount of Debt           No. of Shares           Average Amount
                                    Debt Outstanding           Outstanding             Outstanding          of Debt Per Share
       Fiscal Year Ended            at End of Period        During the Period       During the Period       During the Period
       -----------------            ----------------        -----------------       -----------------       -----------------
May 31, 1998.................          $3,228,550               $5,796,073               936,316                  $6.19
May 31, 1997.................           5,017,490                3,371,414               786,862                   4.28
May 31, 1996.................           4,497,303                3,370,113               619,171                   5.44
May 31, 1995.................           2,638,565                2,346,536               499,195                   4.70
May 31, 1994.................           2,357,355                2,001,443               442,797                   4.52
May 31, 1993.................             897,354                  550,057               203,424                   2.70

                                                                             8

                       INVESTMENT OBJECTIVES AND POLICIES


GENERAL


The investment objectives of a Fund may not be changed without the affirmative vote of a majority of the Fund's outstanding voting securities as defined in the Investment Company Act of 1940, as amended ("1940 Act"). Certain other investment limitations that apply to a Fund may not be changed without shareholder approval, as described in the Statement of Additional Information for the Fund. All other investment policies, unless otherwise indicated, may be changed by the Trust's Board of Trustees without shareholder approval.


GROWTH FUND

The Growth Fund's investment objective is growth of capital. The Fund seeks to achieve its objective by investing primarily in shares of open-end and/or closed-end investment companies ("underlying funds") that seek long-term capital growth or appreciation by investing primarily in common stock or securities convertible into or exchangeable for common stock (such as convertible preferred stock, convertible debentures or warrants ("convertible securities")). The Fund may also invest in underlying funds that invest primarily in long- or short-term bonds and other fixed-income securities (such as securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities ("U.S. Government securities"), commercial paper and preferred stock) whenever the Adviser believes that these funds offer a potential for capital appreciation, such as during periods of declining interest rates. Under normal conditions, the Fund invests in ten to seventy-five underlying funds and invests between 25% and 75% of its total assets in funds that are authorized to invest a substantial portion of their assets in foreign securities. Such funds may be subject to risks due to their investment in foreign securities. See Appendix A.


CAPITAL INCOME FUND

The Capital Income Fund's primary investment objective is high current income. The Fund's secondary objective is growth of capital and income. The Fund seeks to achieve its objectives by investing at least 65% of its total assets in shares of underlying funds that seek to achieve an objective of high current income by investing in income-producing equity securities, including dividend-paying common stocks and convertible securities, long- or short-term bonds and other fixed-income securities (such as U.S. Government securities, commercial paper and preferred stock). Under normal conditions, the Fund invests in ten to fifty underlying funds and invests between 25% and 75% of its total assets in global funds (which invest in foreign and U.S. securities) and international funds (which invest in foreign securities). Such funds may be subject to risks due to their investment in foreign securities. See Appendix A and Appendix B.


MULTIPLE INDEX TRUST

The Multiple Index Trust's investment objective is maximum total return from capital growth and income. The Fund seeks to achieve its objective by investing primarily in shares of underlying open-end funds whose portfolios mirror those of one index or another of market securities, such as the Standard & Poor's 500 Composite Stock Price Index, the New York Stock Exchange Composite Index, the Nasdaq Composite Index or the Russell 4500 Index. Such funds generally are not managed in the traditional sense, using economic, financial and market analysis, nor will the adverse financial situation of an issuer directly result in its elimination from the index and consequently the Fund. Under normal conditions, the Fund invests in 10 to 15 underlying funds.

TREASURIES TRUST

The Treasuries Trust's investment objective is current income with limited credit risk. Under normal conditions, the Fund invests at least 65% (and normally 100%) of its total assets in obligations of the U.S. Treasury (such as Treasury bills, notes and bonds) that are guaranteed as to principal and interest by the full faith and credit of the U.S. Government. Treasury bills, notes and bonds historically have involved little risk of loss of principal if held to maturity. Such securities, however, are subject to variations in market value due to interest rate fluctuations. If interest rates fall, the market value of fixed-income securities tends to rise; if interest rates rise, the market value of fixed-income securities tends to fall. Moreover, the longer the remaining maturity of a fixed-income debt security, the greater the effect of interest rate changes on the market value of the security. This market risk affects all fixed-income securities, but U.S. Government securities are generally subject to less market risk.


VALUE TRUST

The Value Trust's primary investment objective is growth of capital. The Fund's secondary objective is income. The Fund seeks to achieve its objectives by investing primarily in equity securities which the Adviser believes are undervalued in relation to the quality of the securities and the long-term earning power of their issuers, regardless of short-term indicators.

The Adviser believes that investing in temporarily depressed securities of sound, well-managed companies provides a greater potential for overall investment return than investing in securities selling at prices that reflect anticipated favorable developments. Securities may be undervalued because of many factors, including general market decline, earnings decline, poor economic conditions, tax losses or actual or anticipated unfavorable developments affecting the issuer. Any or all of these factors may provide buying opportunities at prices that compare favorably to historical or current price-earnings ratios, book value, return on equity, or the prospects for the companies in question.

The Fund invests primarily in the common stock of companies listed on a national securities exchange or whose securities are traded in the over-the-counter market. The Fund may also invest in preferred stock, convertible preferred stock, convertible debentures, rights, warrants and certain other instruments. See Appendix B for more information on convertible securities, rights and warrants.



                            OTHER INVESTMENT POLICIES


INVESTMENT IN UNDERLYING FUNDS (GROWTH FUND, CAPITAL INCOME FUND AND MULTIPLE INDEX TRUST ONLY)

Each of the Growth Fund, the Capital Income Fund and the Multiple Index Trust seeks to achieve its investment objectives by investing in shares of underlying funds. Each Fund may invest up to 25% of its total assets in any one underlying fund. Each Fund that invests in underlying funds may invest in shares of the same underlying fund; however, the percentage of each Fund's assets so invested may vary and the Funds and their affiliates may not hold more than 3% of an underlying fund's shares. If a Fund holds more than 1% of the shares of an open-end fund, that Fund will be obligated to redeem only 1% of those shares during any period of less than 30 days. Any shares of an open-end fund held by a Fund in excess of 1% of the open-end fund's outstanding shares, therefore, will be considered not readily marketable securities that, together with other such securities, may not exceed 10% of the Fund's net assets. Further, in accordance with the 1940 Act, if an underlying fund submits a matter to shareholders for vote, each Fund will either vote the shares (i) in accordance with instructions received from Fund shareholders or (ii) in the same proportion as the vote of all other holders of such securities. The Funds may not purchase shares of investment companies that are not registered with the SEC. Each Fund intends only to invest in underlying funds that intend to qualify as regulated investment companies ("RICs") under the Internal Revenue Code of 1986, as amended ("Code"). If an underlying fund fails to qualify as a RIC, it may be subject to federal income tax and may adversely affect a Fund's ability to qualify for that treatment. No assurance can be given, however, that an underlying fund will qualify for treatment as a RIC.

The Adviser selects underlying funds in which to invest based, in part, upon an analysis of their past performance and their investment objectives, policies and the investment style of their investment advisers. In selecting open-end funds in which to invest, the Adviser also considers, among other factors, the funds' size, cost structure, shareholder services and the reputation and stability of their investment advisers. In selecting closed-end funds in which to invest on behalf of the Growth Fund and the Capital Income Fund, the Adviser considers, among other factors, the factors considered for open-end companies and the funds' historical market discounts, portfolio characteristics, repurchase, tender offer, and dividend reinvestment programs, provisions for converting into an open-end fund, and quality of management. The Growth Fund and the Capital Income Fund each may invest in the securities of closed-end funds that, at the time of investment by the Fund, are either trading at a discount to net asset value or at a premium to net asset value.

The underlying funds in which the Funds invest may include new funds and funds with limited operating history. Underlying funds may, but need not, have the same investment objectives, policies and limitations as the Funds. For example, although a Fund will not borrow money for investment purposes, it may invest all of its assets in underlying funds that borrow money for investment purposes (i.e., engage in the speculative activity of leveraging) or invest up to 25% of its total assets in any one such underlying fund.


TEMPORARY INVESTMENTS (ALL FUNDS)

Pending investment, for liquidity or when the Adviser believes market conditions warrant a defensive position, each Fund may temporarily hold cash or invest all or any portion of its assets in money market mutual funds or directly in money market instruments, including repurchase agreements. A repurchase agreement is a transaction in which a Fund purchases securities from a bank or recognized securities dealer and simultaneously commits to resell the securities to the bank or dealer at an agreed-upon date and price reflecting a market rate of interest unrelated to the coupon rate or maturity of the purchased securities. Although repurchase agreements carry certain risks not associated with direct investments in securities, including possible decline in the market value of the underlying securities and delays and costs to a Fund if the other party to the repurchase agreement becomes bankrupt, each Fund intends to enter into repurchase agreements only with banks and dealers in transactions believed by the Adviser to present minimal credit risks in accordance with guidelines established by the Trust's Board of Trustees. To the extent a Fund invests more than $100,000 in a single bank or savings association, the investment is not protected by federal insurance. The underlying funds also may invest under similar circumstances in similar instruments.


BORROWING AND OTHER POLICIES

GROWTH FUND AND CAPITAL INCOME FUND. Each Fund may temporarily borrow money from banks for extraordinary or emergency purposes, but not in excess of the lesser of 10% of its total assets (valued at cost) or 5% of its total assets (valued at market). Each Fund also may invest up to 10% of its net assets in securities for which no readily available market exists and may lend securities constituting up to 5% of its net assets.

MULTIPLE INDEX TRUST AND TREASURIES TRUST. Each Fund may borrow money for temporary purposes from a bank and may engage in reverse repurchase agreements, but not in excess of 10% of its total assets. Each Fund, however, will not purchase securities while borrowings in excess of 5% of its total assets are outstanding. Each Fund may invest up to 15% of its net assets in securities that cannot be disposed of within seven days in the ordinary course of business at approximately the amount at which a Fund has valued the securities and includes, among other things, repurchase agreements maturing in more than seven days and restricted securities. A considerable period may elapse between a Fund's decision to sell such securities and the time when a Fund is able to sell such securities. If, during such a period, adverse market conditions were to develop, a Fund may obtain a less favorable price than prevailed when it decided to sell.

VALUE TRUST. The Fund may engage in leveraging by borrowing up to one-third of the value of its net assets for investment purposes. The 1940 Act requires the maintenance of continuous asset coverage (that is, total assets including borrowings, less liabilities exclusive of borrowings) of 300% of the amount borrowed. If the 300% asset coverage should decline as a result of market fluctuations or other reasons, the Fund may be required to sell some of its portfolio holdings within three days to reduce the debt and restore the 300% asset coverage, even though it may be disadvantageous from an investment
standpoint   to  sell   securities   at  that   time.   See   "Risks  and  Other
Considerations."


                         RISKS AND OTHER CONSIDERATIONS


            Growth Fund, Capital Income Fund and Multiple Index Trust


INVESTMENT IN OTHER INVESTMENT COMPANIES

Any investment in an open-end or closed-end investment company involves risk, and, although each Fund invests in a number of underlying funds, this practice does not eliminate investment risk. Investment decisions by the investment advisers of the underlying funds are made independently of the Funds and the Adviser. Therefore, the investment adviser of one underlying fund may be purchasing securities of the same issuer whose securities are being sold by the investment adviser of another underlying fund. The result of this would be an indirect expense to the Fund without accomplishing any investment purpose.

Some of the underlying funds also could incur more risks than others. For example, they may trade their portfolios more actively (which results in higher brokerage costs), may engage in investment practices, including leverage, that entail greater risks or invest in companies whose securities and other investments are more volatile. In addition, the underlying funds in which the Funds invest may or may not have the same investment limitations as those of the Funds themselves. Moreover, while each of the Funds has a policy of investing no more than 25% of its total assets in the securities of underlying funds that invest 25% or more of their total assets in any one industry, the Funds, through their investments in underlying funds, indirectly may invest more than 25% of their assets in any one industry. In addition, the underlying funds in which the Funds invest may have policies themselves that, among other things, permit them to invest up to 100% of their assets in securities of foreign issuers and to engage in foreign currency transactions with respect to their investments;
invest in illiquid securities; invest in warrants; lend their portfolio securities; sell securities short; borrow money for investment purposes; invest 25% or more of their total assets in one industry; and enter into options, futures and forward currency contracts. The risks associated with investments in foreign securities are described in the Appendix A to this Prospectus and the risks associated with these other investment policies are described in the Statement of Additional Information.

Investing in the Funds also involves certain additional expenses and certain tax consequences that would not be present in a direct investment in the underlying funds. An investor in a Fund should recognize that he may invest directly in the underlying funds and that, by investing in the underlying funds indirectly through the Fund, he will bear not only his proportionate share of the expenses of the Fund (including operating costs and investment advisory and administrative fees) but also indirectly similar expenses of the underlying funds.

OPEN-END FUNDS. Each of the Funds may purchase shares of open-end funds that impose a front-end sales load ("Load Fund Shares") and shares of open-end funds that do not impose a front-end sales load. However, the Funds may not invest in shares of open-end funds that are sold subject to a redemption fee of more than 1%. An open-end fund is currently permitted under the rules of the NASD to impose front-end sales loads as high as 8.5% of the public offering price (9.29% of the net amount invested), provided that it does not also impose an asset-based sales charge. The Adviser anticipates, however, investing substantially all of each Fund's assets in funds that impose no front-end sales load or impose a front-end sales load of no more than 3% of the public offering price of the shares. Fund purchases may often qualify for so-called quantity discounts whereby a lower front-end sales load is applied to purchases of, for example, $50,000 or more. Additionally, where possible, the Adviser will seek to reduce the front-end sales load imposed by purchasing shares pursuant to (i) letters of intent, permitting it to obtain reduced front-end sales loads by aggregating its intended purchases over time; (ii) rights of accumulation, permitting it to obtain reduced front-end sales loads as it purchases additional shares of an underlying fund; and (iii) rights to obtain reduced front-end sales loads by aggregating its purchases of several funds within a family of mutual funds. In addition to any front-end sales load imposed by an open-end fund, the open-end fund may be subject to annual distribution and service fees of up to 1.00% of the fund's average daily net assets.

Front-end sales loads generally are split into the dealer reallowance (which typically comprises at least 80% of the amount of the charge) and the underwriter's retention. Distributors generally will be designated as the dealer entitled to receive the dealer reallowance portion of the sales charge on purchases of Load Fund Shares by each Fund. However, Distributors will not retain any dealer reallowance in excess of 1% of the public offering price on any transaction, nor will it be designated as the dealer entitled to receive the dealer reallowance portion of the sales charge where such reallowance would exceed 1% of the public offering price. The Adviser has agreed to waive the advisory fees it charges the Growth Fund and Capital Income Fund in an amount equal to amounts Distributors retains as (i) dealer reallowances resulting from each Fund's purchase of Load Fund Shares and (ii) Rule 12b-1 fees received from underlying open-end funds.

Although open-end fund shares are redeemable by a Fund upon demand to the issuer, under certain circumstances, an open-end fund may determine to make a payment for redemption of its shares to the Fund wholly or partly by a distribution in kind of securities from its portfolio, in lieu of cash, in conformity with the rules of the SEC. In such cases, the Fund may hold securities distributed by an open-end fund until the Adviser determines that it is appropriate to dispose of such securities. Such disposition generally will entail additional costs to the Fund.

CLOSED-END FUNDS (GROWTH FUND AND CAPITAL INCOME FUND ONLY). Shares of closed-end funds are typically offered to the public in a one-time initial public offering by a group of underwriters who retain a spread or underwriting commission of between 4% and 6% of the initial public offering price. Such securities are then listed for trading on the New York Stock Exchange ("NYSE"), the American Stock Exchange or the Nasdaq Stock Market ("Nasdaq") or, in some cases, may be traded in other over-the-counter ("OTC") markets. Because the shares of closed-end funds cannot be redeemed upon demand to the issuer like the shares of an open-end investment company (such as a Fund), investors seek to buy and sell shares of closed-end funds in the secondary market.

The Growth Fund and the Capital Income Fund generally will purchase shares of closed-end funds only in the secondary market. Each Fund will incur normal brokerage costs on such purchases similar to the expenses the Fund would incur for the purchase of equity securities in the secondary market. The Funds may, however, also purchase securities of a closed-end fund in an initial public offering when, in the opinion of the Adviser, based on a consideration of the nature of the closed-end fund's proposed investments, the prevailing market conditions and the level of demand for such securities, they represent an attractive opportunity for growth of capital. The initial offering price typically will include a dealer spread, which may be higher than the applicable brokerage cost if the Fund purchased such securities in the secondary market.

The shares of many closed-end funds, after their initial public offering, frequently trade at a price per share which is less than the net asset value per share, the difference representing the "market discount" of such shares. This market discount may be due in part to the investment objective of long-term appreciation, which is sought by many closed-end funds, as well as to the fact that the shares of closed-end funds are not redeemable by the holder upon demand to the issuer at the next determined net asset value but rather are subject to the principles of supply and demand in the secondary market. A relative lack of secondary market purchasers of closed-end fund shares also may contribute to such shares trading at a discount to their net asset value.

Each Fund may invest in shares of closed-end funds that are trading at a discount to net asset value or at a premium to net asset value. There can be no assurance that the market discount on shares of any closed-end fund purchased by a Fund will ever decrease. In fact, it is possible that this market discount may increase and the Fund may suffer realized or unrealized capital losses due to further decline in the market price of the securities of such closed-end funds, thereby adversely affecting the net asset value of the Fund's shares. Similarly, there can be no assurance that any shares of a closed-end fund purchased by a Fund at a premium will continue to trade at a premium or that the premium will not decrease subsequent to a purchase of such shares by the Fund.

Closed-end funds may issue senior securities (including preferred stock and debt obligations) or borrow money for the purpose, and with the effect, of leveraging the closed-end fund's common shares in an attempt to enhance the current return to such closed-end fund's common shareholders. A Fund's investment in the common shares of closed-end funds that are financially leveraged may create an opportunity for greater total return on its investment, but at the same time may be expected to exhibit more volatility in market price and net asset value than an investment in shares of investment companies without a leveraged capital structure. The Funds will only invest in common shares of closed-end funds and will not invest in any senior securities issued by closed-end funds.


                                   VALUE TRUST


NON-DIVERSIFIED STATUS

The Fund is "non-diversified," as that term is defined in the 1940 Act, but intends to continue to qualify as a RIC for federal income tax purposes. This means, in general, that more than 5% of the Fund's total assets may be invested in securities of one issuer, but only if, at the close of each quarter of the Fund's taxable year, the aggregate amount of such holdings does not exceed 50% of the value of its total assets and no more than 25% of the value of its total assets is invested in the securities of a single issuer. To the extent that the Fund's portfolio at times will consist of the securities of a smaller number of issuers than if it were "diversified" (as defined in the 1940 Act), the Fund will at such times be subject to greater risk with respect to its portfolio securities than an investment company that invests in a broader range and number of securities, in that changes in the financial condition or market assessment of a single issuer may cause greater fluctuation in the Fund's total return and the price of the Fund's shares.


LEVERAGE

The Fund may engage in leveraging. Leveraging by the Fund may exaggerate the effect on net asset value of any increase or decrease in the market value of the Fund's portfolio. Money borrowed for leveraging will be subject to interest and related costs which may or may not be recovered by appreciation of the securities purchased. The Fund may also be required to maintain minimum average balances in connection with such borrowing or to pay a commitment or other fee to maintain a line of credit; either of these requirements would increase the cost of borrowing over the stated interest rate. There can be no certainty that the Fund will be able to borrow money when the Adviser seeks to do so or that it will be able to do so on advantageous terms.


HEDGING STRATEGIES

The Fund may hedge its portfolio investments through the use of options, futures contracts and options on futures contracts. The Fund may also hedge currency risks associated with investments in foreign securities and in particular may hedge its portfolio through the use of forward foreign currency contracts. The objective of a hedging strategy is to protect a profit or offset a loss in a portfolio security from future price erosion or to assure a definite price for a security, stock index, futures contract, or currency. The Fund's ability to use options, futures and forward foreign currency contracts may be limited by market conditions, regulatory limits and tax considerations.

There are transactional costs connected with using hedging strategies. In addition, the use of hedging strategies involves certain special risks, including (1) imperfect correlation between the hedging instruments and the securities or market sectors being hedged; (2) the possible lack of a liquid secondary market for closing out a particular instrument; (3) the need for additional skills and techniques beyond normal portfolio management; (4) the possibility of losses resulting from market movements not anticipated by the Adviser; and (5) possible impediments to effective portfolio management because of the percentage of the Fund's assets segregated to cover its obligations.

The Statement of Additional Information contains a more complete description of the characteristics, risks and possible benefits of hedging transactions. New financial products and risk management techniques continue to be developed. The Fund may use these investments and techniques consistent with its investment objectives and regulatory and tax considerations.


FOREIGN SECURITIES

The Fund may invest in foreign securities including common stocks, preferred stock and common stock equivalents issued by foreign companies. The Fund may also invest in American Depository Receipts, European Depository Receipts and other securities convertible into securities of corporations based in foreign countries. These securities provide a means for investing indirectly in foreign equity or debt securities. Investments in foreign securities involve risks relating to adverse political and economic developments abroad as well as those that may result from the differences between the regulation to which U.S. issuers are subject and that applicable to foreign issuers. Additionally, because foreign securities ordinarily are denominated in currencies other than the U.S. dollar, changes in foreign currency exchange rates will affect the Fund's net asset value, the value of interest earned, gains and losses realized on the sale of securities and net investment income and capital gain, if any, to be distributed to shareholders by the Fund. See Appendix A.


FOREIGN CURRENCY TRANSACTIONS

When the Fund purchases or sells a security denominated in a foreign currency, it may be required to settle the purchase transaction in the relevant foreign currency or to receive the proceeds of the sale in the relevant foreign currency. In either event, the Fund will be obligated to acquire or dispose of the foreign currency by selling or buying an equivalent amount of U.S. dollars. To effect the conversion of the amount of foreign currency involved in the purchase or sale of a foreign security, the Fund may purchase or sell such foreign currency on a "spot" (i.e., cash) basis. See Appendix A.


                                    ALL FUNDS


YEAR 2000 ISSUE

Like other investment companies, financial and business organizations and individuals around the world, the Funds could be adversely affected if the computer systems used by the Adviser and the Funds' other service providers do not properly process and calculate date-related information and data after January 1, 2000. This is commonly known as the "Year 2000 Problem." The Adviser is taking steps that it believes are reasonably designed to address the Year 2000 Problem with respect to the computer systems that it uses, and to obtain assurances that comparable steps are being taken by the Funds' other major service providers. At this time, however, there can be no assurance that these steps will be sufficient to avoid any adverse impact on the Funds.


                             MANAGEMENT OF THE FUNDS


The Trust's Board of Trustees has overall responsibility for the operation of the Trust. Pursuant to that responsibility, the Board has selected the Adviser to act as investment adviser and administrator for each Fund. Services provided by the Adviser include, but are not limited to, the provision of a continuous investment program for each Fund and supervision of all matters relating to the operation of each Fund. Among other things, the Adviser is responsible for making investment decisions and placing orders to buy, sell or hold particular securities, furnishing corporate officers and clerical staff and providing office space, office equipment and office services.

The Adviser has acted as the investment adviser to each Fund since its inception. The Adviser, whose address is 2303 Yorktown Avenue, Lynchburg, Virginia 24501, was incorporated under the laws of the State of Maryland in 1984 and is controlled by David D. Basten. In addition, Mr. Basten currently serves as each Fund's portfolio manager and has served in that capacity since commencement of each Fund's operations.

For its services, the Adviser receives a monthly fee from each Fund, calculated daily. The Growth Fund pays the Adviser a monthly fee at an annual rate of 1.00% of the first $100 million of average daily net assets of the Fund and 0.75% of average daily net assets exceeding that amount. The Capital Income Fund pays the Adviser a monthly fee at an annual rate of 0.60% of the average daily net assets of the Fund. The Multiple Index Trust pays the Adviser a monthly fee at an annual rate of 0.70% of the average daily net assets of the Fund. The Treasuries Trust pays the Adviser a monthly fee at an annual rate of 0.40% of the average daily net assets of the Fund. The Value Trust pays the Adviser a monthly fee at an annual rate of 0.90% of the average daily net assets of the Fund. The investment advisory fees paid by the Growth Fund and the Value Trust are higher than those paid by most other investment companies to their investment advisers. The Adviser reduces the advisory fees it charges the Growth Fund and the Capital Income Fund on a dollar for dollar basis to the extent Distributors receives (i) dealer reallowances on purchases by the Funds of shares of open-end funds that are sold with a sales load and (ii) Rule 12b-1 fees received from underlying open-end funds.

The Adviser places orders for the purchase and sale of portfolio investments for the account of each Fund with brokers or dealers, selected by it in its discretion, including Distributors. Factors in the selection of a broker-dealer include the receipt of research, analysis and advice and similar services and the sale of Fund shares by such broker-dealer. With respect to purchases of Load Fund Shares, the Adviser will direct, to the extent possible, substantially all of the Fund's orders to Distributors. Where Distributors acts as the dealer with respect to the purchases of Load Fund Shares, it will retain dealer reallowances on those purchases up to a maximum of 1% of the public offering price of the shares. Distributors may not be designated as the dealer on any sales where such reallowance exceeds 1% of the public offering price. If Distributors is unable to act as dealer with respect to a particular transaction, the Adviser will direct such order to another broker-dealer.

Distributors also may assist in the execution of a Fund's portfolio transactions to purchase open-end fund shares for which it may receive distribution payments from the funds or their underwriter in accordance with the distribution plans of those funds. In providing execution assistance, Distributors receives orders from the Adviser, places them with the fund's distributor, transfer agent or other person as appropriate, confirms the trade, price and number of shares purchased, assures prompt payment by the Fund and proper completion of the order.

Each Fund's portfolio turnover rate may vary greatly from year to year and will not be a limiting factor when the Adviser deems portfolio changes appropriate. A high portfolio turnover rate (100% or more), whether incurred by a Fund or an underlying fund, involves correspondingly greater transaction costs, which will be borne directly by the Fund or the underlying fund, and increases the potential for short-term capital gains and taxes.


                             PURCHASE OF FUND SHARES

DISTRIBUTION ARRANGEMENTS

Distributors, whose address is 2303 Yorktown Avenue, Lynchburg, Virginia 24501, is the distributor of shares of the Funds. Distributors is an affiliate of the Adviser and is controlled by David D. Basten.

GROWTH FUND, CAPITAL INCOME FUND AND VALUE TRUST. Under plans of distribution ("Plans") adopted by the Trust's Board of Trustees and approved by the shareholders of each of the Growth Fund, the Capital Income Fund, and the Value Trust pursuant to Rule 12b-1 under the 1940 Act, each of these Funds pays
Distributors a monthly fee as compensation for Distributors' distribution activities and another monthly fee for Distributors' service activities with respect to each Fund and its shareholders. The Growth Fund pays Distributors a distribution fee at the annual rate of 0.75% of the average daily net assets of the Fund and a service fee at the annual rate of 0.25% of the average daily net assets of the Fund. The Capital Income Fund pays Distributors a distribution fee at the annual rate of 0.25% of the average daily net assets of the Fund and a service fee at the annual rate of 0.25% of the average daily net assets of the Fund. The Value Trust pays Distributors a distribution fee at the annual rate of 0.65% of the average daily net assets of the Fund and a service fee at the annual rate of 0.25% of the average daily net assets of the Fund.

As distributor of Fund shares, Distributors may spend such amounts as it deems appropriate on any activities or expenses primarily intended to result in the sale of the Funds' shares or the servicing and maintenance of shareholder accounts, including compensation to employees of Distributors; compensation to and expenses, including overhead and telephone and other communication expenses, of Distributors and selected dealers who engage in or support the distribution of shares or who service shareholder accounts; the costs of printing and distributing prospectuses, statements of additional information, and reports for other than existing shareholders; the costs of preparing, printing and distributing sales literature and advertising materials; and internal costs incurred by Distributors and allocated by Distributors to its efforts to distribute shares of the Funds, such as office rent, employee salaries, employee bonuses and other overhead expenses.

During the period they are in effect, the Plans obligate the Funds to pay fees to Distributors as compensation for its distribution and service activities, not as reimbursement for specific expenses incurred. Thus, even if Distributors' expenses exceed its fees, the Funds will not be obligated to pay more than those fees and, if Distributors' expenses are less than such fees, it will retain the full fee and realize a profit.

ALL FUNDS. Distributors also may provide additional incentives to brokers that sell shares of the Funds. With respect to the Treasuries Trust, Distributors pays brokers fee at an annual rate of up to 0.30% of the average amount of client assets maintained in the Fund during the month. With respect to the Multiple Index Trust, Distributors pays such fee at an annual rate of up to 0.50% of the average amount of client assets maintained in the Fund during the month.

In some instances, Distributors may offer additional incentives only to certain brokers that have sold or may sell significant amounts of shares. Such incentives may include permitting brokers to be named the dealer of record on underlying fund shares purchased by the Growth Fund, the Capital Income Fund or the Multiple Index Trust with the result that those brokers could receive trail commissions from the underwriters of those underlying funds. These commissions could be paid as long as a Fund held the underlying fund shares in its portfolio and the underwriters continued to pay the trail commissions. If these commissions were not paid to those brokers, then, with respect to the Growth Fund and the Capital Income Fund, the commissions could be paid to Distributors and could thereby reduce the fees paid by the Funds to the Adviser for advisory services. See "Management of the Fund."

Distributors also may pay certain banks, fiduciaries, custodians for public funds, investment advisers and broker-dealers a fee for administrative services in connection with the distribution of Fund shares. Such fees would be based on the average net asset value represented by shares of the administrators' customers invested in the Fund. This fee is in addition to any commissions these entities may receive from Distributors out of the fees it receives pursuant to a Plan, and, if paid, will be reimbursed by the Adviser and not the Fund.

Applicable banking laws prohibit certain deposit-taking institutions from underwriting or distributing securities. There is currently no precedent prohibiting banks from performing administrative services in connection with the distribution of Fund shares. If a bank were prohibited from performing such administrative services, its shareholder clients would be permitted to remain shareholders of the Fund and alternate means of servicing such shareholder would be sought. It is not expected that shareholders would suffer any adverse financial consequences as a result of any of these occurrences.

HOW SHARES MAY BE PURCHASED

Application forms for the purchase of shares of the Funds can be obtained by contacting the shareholder services department ("Shareholder Services") of State Street Bank and Trust Company, the Fund's transfer agent, at the address or telephone number shown on the back of this Prospectus. The minimum initial investment in each Fund is $500, and the minimum for additional investments is $100. An exception to these minimums is granted for investments made pursuant to special plans or if approved by Distributors. All orders are executed at the net asset value per share next computed after receipt and acceptance of the order by Shareholder Services. Shares of the Value Trust are sold subject to a contingent deferred sales charge payable upon certain redemptions. The Trust and Distributors reserve the right to reject any purchase order.

When shares of a Fund are initially purchased, an account is automatically established for the shareholder. Any shares of that Fund subsequently purchased or received as a distribution are credited directly to the shareholder's account. No share certificates are issued unless specifically requested in writing to the Trust. Certificates are issued in full shares only. In addition, no certificates are issued for shares purchased by check until 15 business days have elapsed, unless the Trust is reasonably assured that payment for the shares has been collected. There is no charge for certificate issuance.


SYSTEMATIC INVESTMENT PLAN

Shareholders may purchase Fund shares through a Systematic Investment Plan. Under the Plan, a shareholder's bank checking account will automatically be debited monthly or quarterly in an amount equal to at least the minimum for additional investments in that Fund (subject to the minimum initial investment for that Fund), as specified by the shareholder. The purchase of Fund shares will be effected at their net asset value at the close of regular trading on the New York Stock Exchange, Inc. ("NYSE") on or about the 15th day of the month. Shareholders may elect to participate in the Systematic Investment Plan when filling out the initial application or may elect to participate later by completing the appropriate form that is available from Shareholder Services.


EXCHANGE PRIVILEGES

Shares of the Funds described in this Prospectus may be exchanged for shares of any of the other Funds described in this Prospectus without an exchange fee. Shareholders may place exchange orders in writing with Shareholder Services, or, by telephone, if a written authorization for telephone exchanges is on file with Shareholder Services.

All permitted exchanges will be effected based on the net asset value per share of each Fund that is next computed after receipt by Shareholder Services of the exchange request in "good order." An exchange request is considered in "good order" only if:

      1.  The dollar amount or number of shares to be purchased is indicated.

      2. The written request is signed by the registered owner and by any co-owner of the account in exactly the same name or names used in establishing the account.

      3. Where share certificates have been issued, the written request is accompanied by the certificates for shares to be redeemed, properly endorsed in form for transfer, and either the share certificates or separate instructions of assignment (stock powers) signed by each registered owner and co-owner exactly as the shares are registered.

      4. The signatures on any share certificates (or on accompanying stock powers) are guaranteed by a member of the Securities Transfer Agents Medallion Program ("STAMP"), the Stock Exchanges Medallion Program ("SEMP") or the New York Stock Exchange, Inc.'s Medallion Signature

          Program ("MSP"). Signature guarantees from a notary public are not acceptable.

Other supporting legal documents may be required from corporations or other organizations, fiduciaries or persons other than the stockholder of record making the exchange request.

The exchange privilege may be modified or terminated at any time upon 60 days' written notice to shareholders. Before making any exchange, shareholders should contact Shareholder Services or their broker to obtain more information about exchanges and prospectuses of the Trust's series to be acquired through the exchange. For tax purposes, an exchange is treated as a redemption and a subsequent purchase. Any capital gains or losses on the shares exchanged should be reported for tax purposes. The price of the acquired shares is the new cost basis for income tax purposes.

With respect to the Value Trust, no contingent deferred sales charge will be imposed on exchanges into another Fund (the "Exchange Fund"). A contingent deferred sales charge may, however, be imposed upon the redemption of shares of the Exchange Fund. The amount of such contingent deferred sales charge will be determined based on the aggregate time the shareholder held shares of both the Value Trust and the Exchange Fund.


DETERMINING NET ASSET VALUE

The net asset value of each Fund's shares is determined as of the close of regular trading (currently 4:00 p.m. eastern time) on the NYSE each day that the NYSE is open for business. The net asset value per share is computed by dividing the value of a Fund's securities plus any cash and other assets (including dividends accrued but not yet collected) minus all liabilities (including accrued expenses) by the total number of a Fund's shares outstanding.

The assets of the Growth Fund, the Capital Income Fund and the Multiple Index Trust consist primarily of shares of underlying funds. Shares of open-end funds are valued at their respective net asset values under the 1940 Act. An open-end fund values securities in its portfolio for which market quotations are readily available at their current market value (generally the last reported sales price) and all other securities and assets at fair value pursuant to methods established in good faith by the board of directors/trustees of the underlying fund. Money market funds with portfolio securities that mature in 397 days or less may use the amortized cost or penny-rounding methods to value their securities. Shares of closed-end funds that are listed on U.S. exchanges are valued at the last sales price on the day the securities are valued or, lacking any sales on such day, at the last available bid price. Shares of closed-end funds listed on Nasdaq are valued at the last trade price on Nasdaq at 4:00 p.m., eastern time; other shares traded in the OTC market are valued at the last bid price available prior to valuation.

Other Fund assets are valued at current market value or, where unavailable, at fair value as determined in good faith by or under the direction of the Board of Trustees. Securities having 60 days or less remaining to maturity are valued at their amortized cost. All investments denominated in foreign currency are valued daily in U.S. dollars on the basis of the then-prevailing exchange rate.


                            REDEMPTION OF FUND SHARES

HOW SHARES MAY BE REDEEMED

Fund shares may be redeemed in three different ways: by mailing written redemption requests for a check or wire representing the redemption proceeds to Shareholder Services; by making a telephone request for redemption by check (provided that the amount to be redeemed is not more than $25,000 and the check is being sent to the record address for the account, which has not changed in the prior three months); or by making a telephone request for redemption proceeds to be wired to a predesignated bank. A written request for redemption must include the name of the Fund, your account number, the exact name(s) in which your shares are registered, the number of shares or the dollar amount to be redeemed and mailing or wiring instructions. Upon receipt by Shareholder Services of a redemption request in "good order," as described in "Exchange Privileges" above, the shares will be redeemed at the net asset value per share computed at the close of regular trading on the NYSE on that day. Redemption requests received after the close of regular trading will be executed at the net asset value per share next computed. The signature(s) on all redemptions of $25,000 or more or redemptions requesting that the proceeds check be made payable to someone other than the registered owner(s) or sent to an address other than the record address (or sent to the record address if that address has been changed in the previous three months) must be guaranteed in the manner described in "Exchange Privileges" above with respect to share certificates.

To redeem shares by telephone, call Shareholder Services directly at 1-888-933-8274. See "Telephone Transactions." Telephone redemptions are not available for retirement plans. When a redemption request is made by telephone, a shareholder may choose to receive redemption proceeds either by having a check mailed to the address of record on the account, provided the address has not changed during the past three months and the redemption amount does not exceed $25,000, or by having a wire sent to a previously designated bank account.

Telephone redemptions by check are available to all shareholders of the Funds automatically unless this option is declined in the application or in writing. Shareholders may select the telephone redemption wire service when filling out the initial application or may select it later by completing the appropriate form that is available from Shareholder Services.

A telephone redemption request must be received by Shareholder Services prior to the close of regular trading on the NYSE. If a telephone request is made after the close of regular trading on the NYSE or on a day when the NYSE is not open for business, the Funds cannot accept the request and a new request will be necessary.

Wire redemptions by telephone may be made only if the bank is a member of the Federal Reserve System or has a correspondent bank that is a member of the System. If the account is with a savings bank, it must have only one correspondent bank that is a member of the Federal Reserve System. A wire fee (currently $5) will be deducted from the proceeds. If a shareholder decides to change the bank account to which proceeds are to be wired, the change must be effected by filling out the appropriate form that is available from Shareholder Services.

Proceeds resulting from a written or regular telephone redemption request normally will be mailed to shareholders within seven days after receipt of a request in good order. Telephone wire redemption proceeds normally will be wired to a bank within seven days following receipt of a proper redemption request. If Fund shares were purchased by check and are redeemed within 15 days of such purchase, a shareholder may experience delays in receiving redemption proceeds. A Fund generally will postpone sending redemption proceeds from such investment until the Trust can verify that the check has been or will be collected. There will be no such delay for redemptions following investments paid for by federal funds wire or by bank cashier's check or certified check. If checks representing redemption proceeds are returned "undeliverable" or remain uncashed for six months, such checks shall be cancelled and such proceeds shall be reinvested in the Fund at the per share net asset value determined as of the date of cancellation of such checks. No interest will accrue on amounts represented by uncashed distribution or redemption checks.

Other supporting legal documents may be required from corporations or other organizations, fiduciaries or persons other than the stockholder of record making the redemption request. If there is a question concerning the redemption of Fund shares, contact Shareholder Services.

A Fund may not suspend the right of redemption, or postpone payment for more than seven days, except when the NYSE is closed for other than weekends or holidays, when trading on the NYSE is restricted, during an emergency (as determined by the SEC) that makes it impracticable for the Fund to dispose of its securities or to determine fairly the value of its net assets, or during any other period permitted by the SEC for the protection of investors.

Because of the high cost of maintaining small accounts, the Trust reserves the right to redeem shareholder accounts of less than $100 net asset value resulting from redemptions or exchanges. If the Trust elects to redeem such shares, it will notify the shareholder of its intention to do so and provide the shareholder with the opportunity to increase the amount invested to $100 or more within 30 days of notice.


SYSTEMATIC WITHDRAWAL PLAN

An investor who has made an initial investment of at least $10,000 in any of the Funds other than the Value Trust or otherwise has accumulated shares valued at no less than $10,000 is eligible for a Systematic Withdrawal Plan. If so eligible, the investor may arrange for fixed withdrawal payments (minimum payment -- $100; maximum payment -- 1% per month or 3% per quarter of the total net asset value of the Fund shares in the shareholder account at inception of the Systematic Withdrawal Plan) at regular monthly or quarterly intervals. Withdrawal payments are made to the investor or to the beneficiaries designated by him. An investor is not eligible for a Systematic Withdrawal Plan if he is making regular purchase payments pursuant to the Systematic Investment Plan described above. Shareholders may elect to participate in the Systematic Withdrawal Plan when filling out the initial application or may elect to participate later by completing the appropriate form that is available from Shareholder Services.


CONTINGENT DEFERRED SALES CHARGE (VALUE TRUST ONLY)

A contingent deferred sales charge generally is imposed on redemptions of all shares of the Value Trust (including any shares received as a purchase bonus ("Bonus Shares")) that were purchased within five years of the redemption date. The contingent deferred sales charge is 2% of the lesser of (1) the net asset value of the shares redeemed or (2) the cost of such shares. No contingent deferred sales charge is imposed on amounts derived from (a) increases in the value of shares redeemed above the original purchase price of such shares due to increases in the net asset value per share of the Fund, (b) reinvestment of dividends or capital gain distributions, or (c) shares redeemed five years or more after their purchase. For purposes of the foregoing, in the event the redemption involves any Bonus Shares, the cost of each share or original purchase price shall be determined by allocating the price paid among the shares paid for by the investor and the Bonus Shares.

The contingent deferred sales charge will be determined as follows:

          2% of amounts redeemed in the first five years after the date of purchase

          0% of amounts redeemed thereafter

In determining whether a contingent deferred sales charge is payable and, if so, the percentage charge applicable, it is assumed that shares held the longest are the first to be redeemed.

With respect to purchases of shares of the Value Trust made prior to March 20, 1996, the contingent deferred sales charge will not be imposed on redemptions by officers, directors, full-time employees, and sales representatives of the Adviser or Distributors, to the extent permitted by law, regulations, and/or interpretations. Shares of the Value Trust also may be purchased by certain employee benefit plans ("eligible benefit plans") without the imposition of a contingent deferred sales charge. To be an eligible benefit plan, there must be at least 100 initial participants with accounts investing or invested in shares of the Fund. The initial purchase by the eligible benefit plan by or for the benefit of the initial participants of the plan must aggregate not less than $25,000 and subsequent purchases must be at least $100 per account and must aggregate at least $10,000. Purchases by the eligible benefit plan must be made pursuant to a single order and may not be made more often than monthly. A separate account will be established for each participant in the plan. The requirements for initiating or continuing purchases pursuant to an eligible benefit plan may be modified and the offering to such plans may be terminated at any time without prior notice.

For federal income tax purposes, the amount of the contingent deferred sales charge will reduce the gain or increase the loss, as the case may be, on the amount realized on redemption. The amount of any contingent deferred sales charge will be paid to Distributors.


                             TELEPHONE TRANSACTIONS

Shareholders may initiate three types of transactions by telephone: telephone exchanges; telephone redemptions by wire; and telephone redemptions by check. The terms and provisions for each of those services are explained fully in the preceding sections. Once a telephone transaction request has been placed, it cannot be revoked.

The telephone exchange privilege and/or telephone redemptions by wire privilege must be elected by you when you fill out your initial application or you may select either option later by completing the appropriate form(s) that is available from Shareholder Services. The telephone redemptions by check privilege is available to shareholders of the Funds automatically, unless this option is declined in the application or in writing.

The Funds will employ reasonable procedures to confirm that instructions received by telephone (including instructions with respect to changes in addresses) are genuine, such as requesting personal identification information that appears on an account application and recording the telephone conversation. A shareholder will bear the risk of loss due to unauthorized or fraudulent instructions regarding his or her account, although the Funds may be liable if reasonable procedures are not employed.

                    DIVIDENDS, OTHER DISTRIBUTIONS AND TAXES

DIVIDENDS AND OTHER DISTRIBUTIONS

Dividends from the Treasuries Trust's net investment income, if any, are declared and distributed at least quarterly. Dividends from the net investment income (including dividends from underlying funds), if any, of the Growth Fund, the Capital Income Fund, the Multiple Index Trust and the Value Trust are distributed at least annually. Any net capital gain (the excess of net long-term capital gain over net short-term capital loss) realized from the sale of portfolio securities, including shares of underlying funds, by a Fund, as well as gains from any foreign currency transactions, also are distributed at least annually. Unless the Trust receives instructions to the contrary from a shareholder before the record date, it will be assumed that the shareholder wishes to receive both dividends and capital gain distributions in additional Fund shares. Instructions continue in effect until the Trust is notified in writing that a change is desired. All reinvested dividends and capital gain distributions are reinvested in additional Fund shares on the payment date at those shares' net asset value on that day. Account statements are mailed to shareholders evidencing each reinvestment. If the Trust has received instructions that a shareholder wishes to receive dividends and capital gain distributions in cash, and the U.S. Postal Service cannot deliver a check representing the payment thereof, or if any such check remains uncashed for six months, the check(s) will be reinvested in Fund shares of the distributing Fund at the then-current net asset value per share of the Fund and the shareholder's election will be changed so that future distributions will be received in additional Fund shares.


TAXATION OF THE FUNDS

Each Fund is treated as a separate corporation for federal income tax purposes and intends to continue to qualify for treatment as a RIC under the Code so that it will be relieved of federal income tax on the part of its investment company taxable income (consisting generally of net investment income, net short-term capital gain and net gains from certain foreign currency transactions, if any) and net capital gain that it distributes to its shareholders. To the extent, however, that a Fund does not distribute to its shareholders by the end of any calendar year substantially all of its ordinary income for that year and substantially all of its capital gain net income for the one-year period ending on October 31 of that year, plus certain other amounts, a 4% excise tax will be imposed on the Fund.


TAXATION OF UNDERLYING FUNDS

The Growth Fund, the Capital Income Fund and the Multiple Index Trust each intends to invest only in underlying funds that intend to qualify for treatment as RICs under the Code. No assurance can be given, however, that an underlying fund will qualify for treatment as a RIC. If an underlying fund fails to qualify as a RIC, it may be subject to federal income tax and may adversely affect a Fund's ability to satisfy the diversification requirement applicable to RICs (see "Taxation" in the Statement of Additional Information) and thereby its ability to qualify as a RIC.


TAXATION OF SHAREHOLDERS

Dividends from each Fund's investment company taxable income are taxable to its shareholders, other than tax-exempt entities (including individual retirement accounts and qualified retirement plans), as ordinary income, whether received in cash or reinvested in additional Fund shares, to the extent of the Fund's earnings and profits. Distributions of a Fund's net capital gain, when designated as such, are taxable to those shareholders as long-term capital gains, whether received in cash or reinvested in additional Fund shares and regardless of the length of time the shares have been held. Under the Taxpayer Relief Act of 1997, as modified by recent legislation, the maximum tax rate applicable to a non-corporate taxpayer's net capital gain recognized on the disposition of capital assets held for more than one year is 20% (10% for taxpayers in the 15% marginal tax bracket). The portion of the dividends paid by the Treasuries Trust attributable to interest earned on its investments that are direct obligations of the U.S. Government generally are not subject to state and local income taxes, although distributions by that Fund to its shareholders of net realized gains on the disposition of those investments are fully subject to those taxes.

If a Fund realizes gain from the disposition of shares of any underlying fund it held as capital assets for more than one year, or if a Fund receives a distribution from any underlying fund that is designated as a capital gain distribution (regardless of how long the Fund held the shares), the amount of that gain or distribution is included in any capital gain distribution made by the Fund to its shareholders. Any other gain on disposition of shares of an underlying fund and any other distribution received therefrom is included in the Fund's investment company taxable income.

Each Fund advises its shareholders of the tax status of distributions following the end of each calendar year. Each Fund is required to withhold 31% of all dividends, capital gain distributions and redemption proceeds payable to any individuals and certain other noncorporate shareholders who do not provide the Fund with a correct taxpayer identification number. Withholding also is required from dividends and capital gain distributions payable to those shareholders who otherwise are subject to backup withholding.

A redemption of Fund shares will result in taxable gain or loss to the redeeming shareholder, depending upon whether the redemption proceeds are more or less than the shareholder's adjusted basis for the redeemed shares. Similar tax consequences will result upon an exchange of shares of a Fund for shares of another Fund. Capital gain on the redemption or exchange of Fund shares held for more than one year will be long-term capital gain, in which event it will be subject to federal income tax at the rates indicated above. If a shareholder purchases Fund shares within thirty days after redeeming other Fund shares at a loss, all or part of that loss will not be deductible and instead will increase the basis of the newly purchased shares.

The foregoing is only a summary of some of the important federal income tax considerations generally affecting each Fund and its shareholders; see the Statement of Additional Information for a further discussion. Because other federal, state or local tax considerations may apply, investors are urged to consult their tax advisers.

QUALIFIED RETIREMENT PLANS

An investment in Fund shares may be appropriate for individual retirement accounts (including "Roth IRAs"), tax deferred annuity plans under section 403(b) of the Code, self-employed individual retirement plans (commonly referred to as "Keogh plans"), simplified employee pension plans and other qualified retirement plans (including section 401(k) plans). Capital gain distributions and dividends received on Fund shares held by any of these accounts or plans are automatically reinvested in additional Fund shares, and taxation thereof is deferred until distributed by the account or plan. Investors who are considering establishing such an account or plan may wish to consult their attorneys or other tax advisers with respect to individual tax questions. The option of investing in these accounts or plans through regular payroll deductions may be arranged with Distributors and the employer.


                             PERFORMANCE INFORMATION


From time to time, quotations of each Fund's average annual total return ("Standardized Return") may be included in advertisements, sales literature or shareholder reports. Standardized Return shows percentage rates reflecting the average annual change in the value of an assumed initial investment of $1,000, assuming the investment has been held for periods of one year, five years and ten years as of a stated ending date. If a five- and/or ten-year period has not yet elapsed, data will be provided as of the end of a period corresponding to the life of the Fund. Standardized Return assumes that all dividends and capital gain distributions were reinvested in shares of the Fund.

In addition, other total return performance data ("Non-Standardized Return") regarding a Fund may be included in advertisements, sales literature or shareholder reports. Non-Standardized Return shows a percentage rate of return encompassing all elements of return (i.e., income and capital appreciation or depreciation); and it assumes reinvestment of all dividends and capital gain distributions. Non-Standardized Return may be quoted for the same or different periods as those for which Standardized Return is quoted. Non-Standardized Return may consist of cumulative total returns, average annual total returns, year-by-year rates or any combination thereof. Cumulative total return represents the cumulative change in value of an investment in a Fund for various periods. Average annual total return refers to the annual compound rate of return of an investment in a Fund. The total return of a Fund is increased to the extent that the Adviser has waived all or a portion of its advisory fee or reimbursed all or a portion of the Fund's expenses. Total return figures are based on historical performance of a Fund, show the performance of a hypothetical investment and are not intended to indicate future performance. Additional information about each Fund's performance is contained in the Statement of Additional Information and the Funds' annual report to shareholders, both of which may be obtained without charge by contacting the Trust at the address or telephone numbers on the cover of this Prospectus.


                                   FUND SHARES


The Trust was organized as a Massachusetts business trust in January 1985 under the name American Pension Investors Trust and is registered with the SEC under the 1940 Act as an open-end management investment company. The Trust currently consists of six separate series: the Growth Fund, the Capital Income Fund, the Multiple Index Trust, the Treasuries Trust, the Value Trust and the Yorktown Value Income Trust ("Income Trust"). The Board of Trustees may elect to add additional series in the future, although it has no present plan to do so. This Prospectus relates only to shares of the Growth Fund, the Capital Income Fund, the Multiple Index Trust, the Treasuries Trust and the Value Trust. As of the date of this Prospectus, the Income Trust has not commenced investment operations.

The Trust is authorized to issue an unlimited number of shares of beneficial interest without par value of separate series. Shares of beneficial interest of each Fund, when issued, are fully paid, nonassessable, fully transferable, redeemable at the option of the shareholder and have equal dividend and liquidation rights and noncumulative voting rights. The shares of each series of the Trust will be voted separately except when an aggregate vote of all series is required by the 1940 Act.

The Trust does not hold annual meetings of shareholders. There will normally be no meetings of shareholders for the purpose of electing trustees unless and until such time as less than a majority of the trustees holding office have been elected by shareholders, at which time the trustees then in office will call a shareholders' meeting for the election of trustees. Under the 1940 Act, shareholders of record of no less than two-thirds of the outstanding shares of the Trust may remove a trustee by vote cast in person or by proxy at a meeting called for that purpose. The trustees are required to call a meeting of shareholders for the purpose of voting upon the question of removal of any trustee when requested in writing to do so by the shareholders of record of not less than 10% of the Trust's outstanding shares.


               CUSTODIANS, TRANSFER AND DIVIDEND DISBURSING AGENT


MainStreet Trust Company, 1 Ellsworth Street, Martinsville, Virginia 24112, serves as the custodian for the Growth Fund and the Capital Income Fund. Custodial Trust Company, 101 Carnegie Center, Princeton, New Jersey 08540-6231, serves as the custodian for the Multiple Index Trust, the Treasuries Trust and the Value Trust.

State Street Bank and Trust Company, Two Heritage Drive, North Quincy, Massachusetts 02171, is the Funds' transfer and dividend disbursing agent.


                               GENERAL INFORMATION

Fund shareholders are kept informed through semi-annual and annual reports. Any inquiries should be directed in writing to the Trust at P.O. Box 2529, 2303 Yorktown Avenue, Lynchburg, Virginia 24501. Shareholders may direct general telephone inquiries to the Trust at the numbers listed on the back cover of this Prospectus. Telephone inquiries regarding shareholder account information should be directed to Shareholder Services at the number listed on the back cover of this Prospectus.

                                   APPENDIX A

                             FOREIGN SECURITIES AND
                          FOREIGN CURRENCY TRANSACTIONS

FOREIGN SECURITIES

The Value Trust may invest in foreign securities. The Growth Fund, the Capital Income Fund and the Multiple Index Trust, through an underlying fund, also may do so. Investments in foreign securities involve risks relating to political and economic developments abroad as well as those that may result from the differences between the regulation to which U.S. issuers are subject and that applicable to foreign issuers. These risks may include expropriation, confiscatory taxation, withholding taxes on dividends and interest, limitations on the use or transfer of a fund's assets and political or social instability or diplomatic developments. These risks often are heightened to the extent a fund invests in issuers located in emerging markets.

Individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position. Securities of many foreign companies may be less liquid and their prices more volatile than securities of comparable U.S. companies. Moreover, funds generally calculate their net asset values and complete orders to purchase, exchange or redeem shares only on days when the NYSE is open. However, foreign securities in which funds may invest may be listed primarily on foreign stock exchanges that may trade on other days (such as U.S. holidays and weekends). As a result, the net asset value of a fund's portfolio may be significantly affected by such trading on days when the NYSE is not open and shareholders do not have access to a fund.

Additionally, because foreign securities ordinarily are denominated in currencies other than the U.S. dollar, changes in foreign currency exchange rates will affect a fund's net asset value, the value of dividends and interest earned, gains and losses realized on the sale of securities and net investment income and capital gain, if any, to be distributed to shareholders by the fund. If the value of a foreign currency rises against the U.S. dollar, the value of the fund's assets denominated in that currency will increase; correspondingly, if the value of a foreign currency declines against the U.S. dollar, the value of the fund's assets denominated in that currency will decrease. The exchange rates between the U.S. dollar and other currencies are determined by supply and demand in the currency exchange markets, international balances of payments, governmental intervention, speculation and other economic and political conditions. The costs attributable to foreign investing that a fund must bear frequently are higher than those attributable to domestic investing. For example, the costs of maintaining custody of foreign securities exceed custodian costs related to domestic securities.

FOREIGN CURRENCY TRANSACTIONS

In connection with its portfolio transactions in securities traded in a foreign currency, a fund may enter into forward contracts to purchase or sell an agreed upon amount of a specific currency at a future date that may be any fixed number of days from the date of the contract agreed upon by the parties at a price set at the time of the contract. Under such an arrangement, concurrently with the entry into a contract to acquire a foreign security for a specified amount of currency, the fund would purchase with U.S. dollars the required amount of foreign currency for delivery at the settlement date of the purchase; the fund would enter into similar forward currency transactions in connection with the sale of foreign securities. The effect of such transactions would be to fix a U.S. dollar price for the security to protect against a possible loss resulting from an adverse change in the relationship between the U.S. dollar and the subject foreign currency during the period between the date the security is purchased or sold and the date on which payment is made or received, the normal range of which is three to fourteen days. These contracts are traded in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers. A forward contract generally has no deposit requirement, and no commissions are charged at any stage for trades. Although such contracts tend to minimize the risk of loss due to a decline in the value of the subject currency, they tend to limit commensurately any potential gain that might result should the value of such currency increase during the contract period.

                                   APPENDIX B


                        WARRANTS, CONVERTIBLE SECURITIES
                           AND FIXED-INCOME SECURITIES

WARRANTS

Warrants are instruments that provide the owner with the right to purchase a specified security, usually an equity security such as common stock, at a specified price (usually representing a premium over the applicable market value of the underlying equity security at the time of the warrant's issuance) and usually during a specified period of time. Moreover, they are usually issued by the issuer of the security to which they relate. While warrants may be traded, there is often no secondary market for them. A Fund may invest in publicly traded warrants only. To the extent that the market value of the security that may be purchased upon exercise of the warrant rises above the exercise price, the value of the warrant will tend to rise. To the extent that the exercise price equals or exceeds the market value of such security, the warrants will have little or no market value. If warrants remain unexercised at the end of the specified exercise period, they lapse and a Fund's investment in them will be lost. A Fund may not invest more than 5% of its net assets in warrants.

CONVERTIBLE SECURITIES

A Fund may directly or indirectly, through an underlying fund, invest in a convertible security, which is a bond, debenture, note, preferred stock or other security that may be converted into or exchanged for a prescribed amount of common stock of the same or a different issuer within a particular period of time at a specified price or formula. A convertible security entitles the holder to receive interest paid or accrued on debt or the dividends paid on preferred stock until the convertible security matures or is redeemed, converted or exchanged. Before conversion, convertible securities have characteristics similar to nonconvertible debt securities in that they ordinarily provide a stable stream of income with generally higher yields than those of common stocks of the same or similar issuers. Convertible securities rank senior to common stock in a corporation's capital structure but are usually subordinated to comparable nonconvertible securities. While no securities investment is without some risk, investments in convertible securities generally entail less risk than the issuer's common stock, although the extent to which such risk is reduced depends in large measure upon the degree to which the convertible security sells above its value as a fixed income security. Convertible securities have unique investment characteristics in that they generally (1) have higher yields than common stocks, but lower yields than comparable nonconvertible securities, (2) are less subject to fluctuation in value than the underlying stock since they have fixed income characteristics and (3) provide the potential for capital appreciation if the market price of the underlying common stock increases.

The value of a convertible security is a function of its "investment value" (determined by its yield comparison with the yields of other securities of comparable maturity and quality that do not have a conversion privilege) and its "conversion value" (the security's worth, at market value, if converted into the underlying common stock). The investment value of a convertible security is influenced by changes in interest rates, with investment value declining as interest rates increase and increasing as interest rates decline. The credit standing of the issuer and other factors also may have an effect on the convertible security's investment value. The conversion value of a convertible security is determined by the market price of the underlying common stock. If the conversion value is low relative to the investment value, the price of the conversion value decreases as the convertible security approaches maturity. To the extent the market price of the underlying common stock approaches or exceeds the conversion price, the price of the convertible security will be increasingly influenced by its conversion value. In addition, a convertible security generally will sell at a premium over its conversion value determined by the extent to which investors place value on the right to acquire the underlying common stock while holding a fixed income security.

A convertible security may be subject to redemption at the option of the issuer at a price established in the convertible security's governing instrument. If a convertible security held by a Fund is called for redemption, the Fund will be required to permit the issuer to redeem the security, convert it into the underlying common stock or sell it to a third party.


FIXED-INCOME SECURITIES

The market value of fixed-income securities is affected by changes in interest rates. If interest rates fall, the market value of fixed-income securities tends to rise; if interest rates rise, the value of fixed-income securities tends to fall. Moreover, the longer the remaining maturity of a fixed-income security, the greater the effect of interest rate changes on the market value of the security. This market risk affects all fixed-income securities, but U.S. Government securities are generally subject to less market risk.

A Fund may directly or indirectly, through an underlying fund, invest in debt securities rated at least investment grade (BBB and above/Baa and above) by Standard & Poor's Ratings Services ("S&P") or Moody's Investors Service, Inc. ("Moody's"), or in debt securities that are rated below investment grade by S&P or Moody's. Investment grade debt securities are those that at the time of purchase have been assigned one of the four highest ratings by S&P or Moody's or, if unrated, are determined by the underlying fund's investment adviser to be of comparable quality. This includes debt securities rated BBB by S&P or Baa by Moody's. Moody's considers securities rated Baa to have speculative characteristics. Changes in economic conditions or other circumstances are more likely to lead to a weakened capacity for such securities to make principal and interest payments than is the case for higher grade debt securities. Debt securities rated below investment grade (commonly referred to as "junk bonds"), which include debt securities rated BB, B, CCC and CC by S&P and Ba, B, Caa, Ca and C by Moody's, are deemed by these agencies to be predominantly speculative with respect to the issuer's capacity to pay interest and repay principal and may involve major risk exposure to adverse conditions. Debt securities rated lower than B may include securities that are in default or face the risk of default with respect to principal or interest.

Ratings of debt securities represent the rating agencies' opinions regarding their quality and are not a guarantee of quality. Subsequent to its purchase by an underlying fund, the rating of an issue of debt securities may be reduced below the minimum rating required for purchase by that fund. Credit ratings attempt to evaluate the safety of principal and interest payments and do not evaluate the risks of fluctuations in market value. Also, rating agencies may fail to make timely changes in credit ratings in response to subsequent events, so that an issuer's current financial condition may be better or worse than the rating indicates. See the Statement of Additional Information for more information about S&P and Moody's ratings.

Lower rated debt securities generally offer a higher current yield than that available from higher grade issues. However, lower rated securities involve higher risks, in that they are especially subject to adverse changes in general economic conditions and in the industries in which the issuers are engaged, to changes in the financial condition of the issuers and to price fluctuation in response to changes in interest rates.

Accordingly, the yield on lower rated debt securities will fluctuate over time. During periods of economic downturn or rising interest rates, highly leveraged issuers may experience financial stress that could adversely affect their ability to make payments of principal and interest and increase the possibility of default. In addition, the market for lower rated securities has expanded rapidly in recent years, and its growth paralleled a long economic expansion. In the past, the prices of many lower rated debt securities declined substantially, reflecting an expectation that many issuers of such securities might experience financial difficulties. As a result, the yields on lower rated debt securities rose dramatically, but such higher yields did not reflect the value of the income stream that holders of such securities expected, but rather the risk that holders of such securities could lose a substantial portion of their value as a result of the issuers' financial restructuring or default. The market for lower rated debt securities may be thinner and less active than that for higher quality securities, which may limit an underlying fund's ability to sell such securities at their fair value in response to changes in the economy or the financial markets. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may also decrease the values and liquidity of lower rated securities, especially in a thinly traded market.

An underlying fund may invest in zero coupon securities and payment-in-kind securities. Zero coupon securities pay no interest to holders prior to maturity and payment-in-kind securities pay interest in the form of additional securities. However, a portion of the original issue discount on the zero coupon securities, and the "interest" on payment-in-kind securities, must be included in the underlying fund's income. Accordingly, to continue to qualify for tax treatment as a regulated investment company and to avoid certain excise taxes, these funds may be required to distribute as a dividend an amount that is greater than the total amount of cash they actually receive. These distributions must be made from a fund's cash assets or, if necessary, from the proceeds of sales of portfolio securities. A fund will not be able to purchase additional income-producing securities with cash used to make such distributions, and its current income ultimately may be reduced as a result. Zero coupon and payment-in-kind securities usually trade at a deep discount from their face or par value and will be subject to greater fluctuations of market value in response to changing interest rates than debt obligations of comparable maturities that make current distributions of interest in cash.

SHAREHOLDER SERVICES

         API Trust
         P.O. Box 9204
         Boston, Massachusetts  02266-9204
         (888) 933-8274

EXECUTIVE OFFICES

         American Pension Investors Trust
         P.O. Box 2529
         2303 Yorktown Avenue
         Lynchburg, Virginia 24501
         (800) 544-6060

INDEPENDENT AUDITORS

         PricewaterhouseCoopers, LLP
         250 West Pratt Street
         Baltimore, Maryland 21201














No person has been authorized to give any information or to make any representations not contained in this Prospectus in connection with the offering made by this Prospectus and, if given or made, such information and representations must not be relied upon as having been authorized by the Trust or its distributor. This Prospectus does not constitute an offering by the Trust or its distributor in any jurisdiction to any person to whom such offering may not lawfully be made.

                                    API TRUST
                              2303 Yorktown Avenue
                            Lynchburg, Virginia 24501
                                 (804) 846-1361
                                 (800) 544-6060




                       STATEMENT OF ADDITIONAL INFORMATION
                       -----------------------------------



         This Statement of Additional Information sets forth information regarding API Trust (the "Trust") and five of its series: the Growth Fund, the Capital Income Fund, the Multiple Index Trust, the Treasuries Trust and the Yorktown Classic Value Trust ("Value Trust") (each a "Fund" and collectively, the "Funds"). Yorktown Management & Research Company, Inc. ("Adviser") is the investment adviser and administrator of each Fund; Yorktown Distributors, Inc. ("Distributors") is the distributor of each Fund.



                    ----------------------------------------


         This Statement of Additional Information is not a prospectus and should be read only in conjunction with the Funds' current Prospectus, dated October 1, 1998, which may be obtained from:

                           Yorktown Distributors, Inc.
                       2303 Yorktown Avenue, P.O. Box 2529
                            Lynchburg, Virginia 24501

                    -----------------------------------------




                                 October 1, 1998

                                TABLE OF CONTENTS


                                                                            PAGE


GENERAL........................................................................1

INVESTMENT RESTRICTIONS........................................................1
   General.....................................................................1
   Growth Fund and Capital Income Fund.........................................2
   Multiple Index Trust and Treasuries Trust...................................3
   Value Trust.................................................................3
   Growth Fund and Capital Income Fund.........................................4
   Multiple Index Trust and Treasuries Trust...................................4
   Value Trust.................................................................5

INVESTMENT POLICIES............................................................5
   General.....................................................................6
      Repurchase Agreements....................................................6
      Bank Obligations.........................................................6
      Commercial Paper.........................................................6
      Illiquid Securities......................................................7
      Short Sales..............................................................7
      Lending of Portfolio Securities..........................................8
      Foreign Securities.......................................................8
      Other Investment Companies...............................................9
      Warrants.................................................................9
      Hedging Strategies......................................................10
   Multiple Index Trust and Treasuries Trust..................................10
      Reverse Repurchase Agreements...........................................10

MANAGEMENT OF THE TRUST.......................................................10
   Investment Adviser and Administrator.......................................10
   Trustees and Officers......................................................12

DISTRIBUTION OF FUND SHARES...................................................14

PORTFOLIO TRANSACTIONS........................................................16

PRICING AND ADDITIONAL EXCHANGES..............................................19
   Determining Net Asset Value................................................19
   Exchange of Shares.........................................................20

PERFORMANCE INFORMATION.......................................................20
   Total Return Calculations..................................................20
   Yield......................................................................22
   Other Information..........................................................22

TAXATION......................................................................23
   General....................................................................23
   Distributions..............................................................23
   Foreign Income (Value Trust)...............................................24
   Hedging Transactions.......................................................25

CUSTODIANS, TRANSFER AND DIVIDEND DISBURSING AGENT............................26

INDEPENDENT ACCOUNTANTS.......................................................27

OTHER INFORMATION.............................................................27

FINANCIAL STATEMENTS..........................................................28

APPENDIX A....................................................................29

DESCRIPTION OF COMMERCIAL PAPER AND BOND RATINGS..............................29
   Description of Moody's Short-Term Debt Ratings.............................29
   Description of Standard & Poor's Commercial Paper Ratings..................29
   Description of Moody's Long-Term Debt Ratings..............................29
   Description of S&P Corporate Debt Ratings..................................30

APPENDIX B....................................................................32

HEDGING STRATEGIES............................................................32
   General Description of Hedging Strategies..................................32
   Special Risks of Hedging Strategies........................................32
   Cover for Hedging Strategies...............................................33
   Options Activities.........................................................33
   Futures Contracts..........................................................35
   Options on Futures Contracts...............................................37
   Forward and Foreign Currency Contracts.....................................38

                                     GENERAL

         The Trust was organized as a Massachusetts business trust in January 1985 under the name American Pension Investors Trust and is registered with the Securities and Exchange Commission ("SEC") under the Investment Company Act of 1940 ("1940 Act") as an open-end management investment company and consists of six series, each with a different investment objective.

         The following information supplements the discussion of each Fund's investment objective and policies found in the Prospectus.


                             INVESTMENT RESTRICTIONS

         The following investment restrictions are fundamental and, like the Funds' investment objectives, may not be changed with respect to a Fund without the affirmative vote of the lesser of (1) more than 50% of the outstanding shares of the Fund or (2) 67% or more of the shares of the Fund present at a shareholders' meeting if more than 50% of the outstanding shares of the Fund are represented at the meeting in person or by proxy.

GENERAL

         A Fund will not as a matter of fundamental policy:

         1. Purchase any security if, as a result of such purchase, more than 5% of the value of the Fund's total assets would be invested in the securities of a single issuer or the Fund would own or hold more than 10% of the outstanding voting securities of that issuer, except that up to 25% of the value of the Fund's total assets (50% of the Value Trust's total assets) may be invested without regard to this limitation and provided that this limitation does not apply to securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities ("U.S. Government securities") or to securities issued by other open-end investment companies;

         2. Purchase any security if, as a result of such purchase, 25% or more of the value of the Fund's total assets would be invested in the securities of issuers having their principal business activities in the same industry; provided, however, that (a) the Multiple Index Trust will invest at least 25% of its total assets in securities issued by other open-end investment companies, and (b) this limitation does not apply to U.S. Government securities;

         3. Purchase or sell real estate (including, with respect to the Value Trust, real estate limited partnerships); except that the Growth Fund and the Capital Income Fund may invest in the securities of companies whose business involves the purchase or sale of real estate;

         4. Purchase or sell commodities or commodity contracts including futures contracts, except that all Funds other than the Growth Fund and the Capital Income Fund may purchase or sell interest rate, stock index and foreign currency futures contracts and options thereon, may engage in transactions in foreign currencies and may purchase or sell options on foreign currencies for hedging purposes; or

         5. Make loans, except when (a) purchasing a portion of an issue of debt securities; (b) engaging in repurchase agreements; or (c) engaging in securities loan transactions limited to one-third of the Fund's total assets (5% of the Fund's total assets with respect to the Growth Fund and the Capital Income
Fund).

GROWTH FUND AND CAPITAL INCOME FUND

         The following additional fundamental investment restrictions apply only to the Growth Fund and the Capital Income Fund. A Fund may not:

         1. Purchase any security if, as a result of such purchase, more than 5% of the value of the Fund's total assets would be invested in the securities of issuers which at the time of purchase had been in operation for less than three years, except U.S. Government securities or securities issued by open-end investment companies (for this purpose, the period of operation of any issuer shall include the period of operation of any predecessor issuer or unconditional guarantor of such issuer);

         2. Purchase participations or other direct interests in oil, gas, or other mineral exploration or development programs;

         3. Make short sales of securities or purchase securities on margin, except for such short-term credits as may be necessary for the clearance of purchases of portfolio securities;

         4. Borrow money, except as a temporary measure for extraordinary or emergency purposes, and then only from banks in amounts not exceeding the lesser of 10% of the Fund's total assets (valued at cost) or 5% of its total assets (valued at market) and, in any event, only if immediately thereafter there is asset coverage of at least 300%;

         5. Invest in puts, calls, straddles, spreads, or any combinations thereof, except that a Fund may write covered call options as described below;

         6. Mortgage, pledge or hypothecate securities, except in connection with the borrowings permitted under restriction (4) above and then only where the market value of the securities mortgaged, pledged or hypothecated does not exceed 15% of the Fund's assets (valued at cost), or 10% of its net assets (valued at market);

         7. Underwrite securities issued by other persons;

         8. Invest in companies for the purpose of exercising management or control;

         9. Purchase or retain the securities of any issuer if, to the knowledge of the Trust's management, the officers or trustees of the Trust and the officers and directors of the investment adviser who each own beneficially more than 0.50% of the outstanding securities of such issuer together own beneficially more than 5% of such securities;

         10. Issue securities or other obligations senior to the Fund's share of beneficial interest;

         11. Purchase any securities that would cause more than 2% of the value of the Fund's total assets at the time of such purchase to be invested in warrants that are not listed on the New York Stock Exchange or the American Stock Exchange, or more than 5% of the value of its total assets to be invested in warrants whether or not so listed, such warrants in each case to be valued at the lesser of cost or market, but assigning no value to warrants acquired by the Fund in units with or attached to debt securities; or

         12. Purchase any security if, as a result of such purchase, more than 10% of the value of the Fund's total assets would be invested in illiquid securities (including repurchase agreements and time deposits maturing in more than seven days) or foreign securities which are not publicly traded in the United States.

MULTIPLE INDEX TRUST AND TREASURIES TRUST

         The following additional fundamental investment restrictions apply only to the Multiple Index Trust and the Treasuries Trust. A Fund may not:

         1. Borrow money, except to the extent permitted by the 1940 Act;

         2. Underwrite securities issued by other persons, except to the extent that, in connection with the disposition of portfolio securities, the Fund may be deemed an underwriter under federal securities laws; or

         3. Issue senior securities, except as appropriate to evidence indebtedness that the Fund is permitted to incur and to issue additional classes of securities that the Board of Trustees may establish, provided that the Fund's use of options, futures contracts and options thereon, and currency-related contracts will not be deemed senior securities for this purpose.

VALUE TRUST

         The following additional fundamental investment restrictions apply only to the Value Trust. The Value Trust may not:

         1. Borrow money, (a) except from a bank in an amount not in excess of one-third of the Fund's net assets; or (b) by engaging in reverse repurchase agreements;

         2. Underwrite securities issued by other persons, except to the extent that, in connection with the disposition of portfolio securities, the Fund may be deemed an underwriter under federal securities laws; or

         3. Issue senior securities, except as permitted in the 1940 Act and provided that the Fund's use of options, futures contracts and options thereon and currency-related contracts will not be deemed senior securities for this purpose.

         Whenever an investment policy or restriction states a maximum percentage of a Fund's assets that may be invested in any security or other asset or sets forth a policy regarding quality standards, that percentage shall be determined, or that standard shall be applied, immediately after the Fund's acquisition of the security or other asset. Accordingly, any later increase or decrease resulting from a change in the market value of a security or in the Fund's net or total assets will not cause the Fund to violate a percentage limitation. Similarly, any later change in quality, such as a rating downgrade or the delisting of a warrant, will not cause the Fund to violate a quality standard.

         The following investment limitations may be changed for any Fund by the vote of the Trust's Board of Trustees (the "Board") without shareholder approval.

GROWTH FUND AND CAPITAL INCOME FUND

         A Fund may not:

         1.  Purchase  or  otherwise  acquire  the  securities  of any  open-end investment company (except in connection with a merger, consolidation, acquisition of substantially all of the assets or reorganization of another investment company) if, as a result, the Fund and all of its affiliates would own more than 3% of the total outstanding stock of that company; or

         2. Invest directly in real estate limited partnerships.

In addition, the underlying funds in which a Fund invests may, but need not, have the same investment objective, policies or limitations as the Fund. Although the Growth Fund and Capital Income Fund may, from time to time, invest in shares of the same underlying fund, the percentage of each Fund's assets so invested may vary, and the Adviser will determine whether such investments are consistent with the investment objective and policies of each particular Fund.

MULTIPLE INDEX TRUST AND TREASURIES TRUST

         A Fund may not:

         1. Invest more than 15% of its net assets in illiquid securities, a term that means securities that cannot be disposed of within seven days in the ordinary course of business at approximately the amount at which the Fund has valued the securities and includes, among other things, repurchase agreements maturing in more than seven days;

         2. Make short sales of securities or purchase securities on margin, except (a) for such short-term credits as may be necessary for the clearance of the purchases of portfolio securities and (b) in connection with the Fund's use of options, futures contracts and options on future contracts; or

         3. Borrow money, except from banks for temporary purposes and for reverse repurchase agreements, and then in an aggregate amount not in excess of

10% of the Fund's total assets, provided the Fund may not purchase securities while borrowings in excess of 5% of the Fund's total assets are outstanding.

         The underlying funds in which the Multiple Index Trust invests may, but need not, have the same investment objective, policies or limitations as the Multiple Index Trust.

VALUE TRUST

         A Fund may not:

         1. Purchase or retain the securities of any issuer if, to the knowledge of the Fund's management, those trustees or officers of the Trust and the directors and officers of the Adviser who individually own beneficially more than 1/2 of 1% of the outstanding securities of such issuer, together own beneficially more than 5% of such outstanding securities;

         2. Invest in oil, gas or other mineral exploration or development programs or leases, provided that the Fund may invest in securities issued by companies engaged in such activities;

         3. Invest more than 15% of its net assets in illiquid securities, a term which means securities that cannot be disposed of within seven days in the ordinary course of business at approximately the amount at which the Fund has valued the securities and includes, among other things, repurchase agreements maturing in more than seven days;

         4. Make short sales of securities or purchase securities on margin, except (a) for such short-term credits as may be necessary for the clearance of the purchases of portfolio securities, (b) in connection with the Fund's use of options, futures contracts and options on future contracts and (c) the Fund may sell short "against the box;"

         5. Invest in warrants, valued at the lower of cost or market, in excess of 5% of the value of its net assets, which amount may include warrants that are not listed on the New York or American Stock Exchanges, provided that such warrants, valued at the lower of cost or market, do not exceed 2% of the Fund's net assets, and further provided that this restriction does not apply to warrants attached to, or sold as a unit with other securities; or

         6. Purchase any security if as a result the Fund would have more than 5% of its total assets invested in securities of companies which together with any predecessors have been in continuous operation for less than three years.


                               INVESTMENT POLICIES

         The following supplements the information contained in the Prospectus concerning the Funds' investment policies.

GENERAL

         REPURCHASE AGREEMENTS. Each Fund may invest in repurchase agreements secured by U.S. Government securities with U.S. banks and dealers. A repurchase agreement is a transaction in which a Fund purchases a security from a bank or recognized securities dealer and simultaneously commits to resell that security to the bank or dealer at an agreed-upon date and price reflecting a market rate of interest unrelated to the coupon rate or maturity of the purchased security. The Fund maintains custody of the underlying security prior to its repurchase; thus, the obligation of the bank or securities dealer to pay the repurchase price on the date agreed to is, in effect, secured by such security. If the value of such security is less than the repurchase price, the other party to the agreement shall provide additional collateral so that at all times the collateral is at least equal to the repurchase price.

         Although repurchase agreements carry certain risks not associated with direct investments in securities, each Fund intends to enter into repurchase agreements only with banks and dealers believed by the Adviser to present minimum credit risks in accordance with guidelines established by the Trust's Board of Trustees. The Adviser will review and monitor the creditworthiness of such institutions under the Board's general supervision. To the extent that the proceeds from any sale of collateral upon a default in the obligation to repurchase were less than the repurchase price, the Fund would suffer a loss. If the other party to the repurchase agreement petitions for bankruptcy or otherwise becomes subject to bankruptcy or other liquidation proceedings, there might be restrictions on the Fund's ability to sell the collateral and the Fund could suffer a loss.

         BANK OBLIGATIONS. Each Fund may invest in instruments (including certificates of deposit and bankers' acceptances) of U.S. banks and savings associations that are insured by the Federal Deposit Insurance Corporation. A certificate of deposit is an interest-bearing negotiable certificate issued by a bank against funds deposited in the bank. A bankers' acceptance is a short-term draft drawn on a commercial bank by a borrower, usually in connection with an international commercial transaction. Although the borrower is liable for payment of the draft, the bank unconditionally guarantees to pay the draft at its face value on the maturity date. To the extent a Fund invests more than $100,000 in a single bank or savings and loan association, the investment is not protected by federal insurance.

         COMMERCIAL PAPER. Each Fund may invest in commercial paper. Commercial paper represents short-term unsecured promissory notes issued in bearer form by bank holding companies, corporations and finance companies. The commercial paper purchased by the Funds consists of direct obligations of domestic issuers that, at the time of investment, are (i) rated Prime-1 by Moody's or A-1 by S&P, (ii) issued or guaranteed as to principal and interest by issuers or guarantors having an existing debt security rating of Aa or better by Moody's or AA or better by S&P or (iii) securities that, if not rated, are, in the opinion of the Adviser, of an investment quality comparable to rated commercial paper in which the Funds may invest. See Appendix A to this Statement of Additional Information for more information on ratings assigned to commercial paper.

         ILLIQUID SECURITIES. Each Fund may invest in illiquid securities either directly (Treasuries Trust and Value Trust), or indirectly through underlying funds (Growth Fund, Capital Income Fund and Multiple Index Trust). A Fund or an underlying open-end fund may invest up to 15% of its net assets in securities for which no readily available market exists ("illiquid securities") or securities the disposition of which would be subject to legal restrictions (so-called "restricted securities") and repurchase agreements maturing in more than seven days. An underlying closed-end fund may invest without limit in such securities. A considerable period may elapse between a decision to sell such securities and the time when such securities can be sold. If, during such a period, adverse market conditions were to develop, a Fund or an underlying fund might obtain a less favorable price than prevailed when it decided to sell.

         SHORT SALES. The Growth Fund, the Capital Income Fund and the Multiple Index Trust may invest in underlying funds that sell securities short. In a short sale, the fund sells securities that it does not own, making delivery with securities "borrowed" from a broker. The fund is then obligated to replace the borrowed securities by purchasing them at the market price at the time of replacement. This price may or may not be less than the price at which the securities were sold by the fund. Until the securities are replaced, the fund is required to pay to the lender any dividends or interest that accrue during the period of the loan. In order to borrow the securities, the fund may also have to pay a premium that would increase the cost of the securities sold. The proceeds of the short sale will be retained by the broker, to the extent necessary to meet margin requirements, until the short position is closed out.

         The fund also must deposit in a segregated account an amount of cash or U.S. Government securities equal to the difference between (a) the market value of the securities sold short at the time they were sold short and (b) the value of the collateral deposited with the broker in connection with the sale (not including the proceeds from the short sale). Each day the short position is open, the fund must maintain the segregated account at such a level that the amount deposited in it plus the amount deposited with the broker as collateral
(1) equals the current market value of the securities sold short and (2) is not less than the market value of the securities at the time they were sold short. Depending upon market conditions, up to 80% of the value of a fund's net assets may be deposited as collateral for the obligation to replace securities borrowed to effect short sales and allocated to a segregated account in connection with short sales.

         A fund will incur a loss as a result of a short sale if the price of the security increases between the date of the short sale and the date on which the fund replaces the borrowed security. The fund will realize a gain if the security declines in price between those dates. The amount of any gain will be decreased and the amount of any loss increased by the amount of any premium, dividends or interest the fund may be required to pay in connection with the short sale.

         In addition, the Value Trust and certain underlying funds may engage in short sales "against the box." A short sale is "against the box" if at all times when the short position is open the Fund owns an equal amount of the securities or securities convertible into, or exchangeable without further consideration for, securities of the same issue as the securities sold short. Such a transaction serves to defer a gain or loss for federal income tax purposes. The Value Trust will not engage in short sales involving securities they do not own or have the right to acquire.

         LENDING OF PORTFOLIO SECURITIES. Each Fund may lend a portion of its portfolio securities constituting up to 5% (25% in the case of the Value Trust) of its respective net assets to brokers, dealers, banks or other institutional investors, provided that (1) the loan is secured by cash or equivalent collateral equal to at least 100% of the current market value of the loaned securities that is maintained with the Fund's custodian while portfolio securities are on loan and (2) the borrower pays the Fund an amount equivalent to any dividends or interest received on such securities. The Fund may pay reasonable administrative and custodial fees in connection with a loan and may pay a negotiated portion of the interest earned on the cash or equivalent collateral to the borrower or placing broker. Although a Fund does not have the right to vote securities on loan, the Fund could terminate the loan and regain the right to vote if the vote were considered important. Any underlying fund also may lend its portfolio securities pursuant to similar conditions in an amount not in excess of one-third of its total assets. Loans of securities involve a risk that the borrower may fail to return the securities or may fail to provide additional collateral. In order to minimize these risks, each Fund will make loans of securities only to firms deemed creditworthy by the Adviser and only when, in the judgment of the Adviser, the consideration that the Fund will receive from the borrower justifies the risk.

         FOREIGN SECURITIES. The Growth Fund, the Capital Income Fund and the Multiple Index Trust may invest in securities of foreign issuers through an underlying fund. Investments in foreign securities involve risks relating to political and economic developments abroad as well as those that may result from the differences between the regulation to which U.S. issuers are subject and that applicable to foreign issuers. These risks may include expropriation, confiscatory taxation, withholding taxes on dividends and interest, limitations on the use or transfer of an underlying fund's assets and political or social instability or diplomatic developments. These risks often are heightened to the extent an underlying fund invests in issuers located in emerging markets or a limited number of countries.

         Individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficient and balance of payments position. Securities of many foreign companies may be less liquid and their prices more volatile than securities of comparable U.S. companies. Moreover, the underlying funds generally calculate their net asset values and complete orders to purchase, exchange or redeem shares only on days when the New York Stock Exchange ("NYSE") is open. However, foreign securities in which the underlying funds may invest may be listed primarily on foreign stock exchanges that may trade on other days (such as U.S. holidays and weekends). As a result, the net asset value of an underlying fund's portfolio may be significantly affected by such trading on days when the Adviser does not have access to the underlying funds and shareholders do not have access to the Fund.

         Additionally, because foreign securities ordinarily are denominated in currencies other than the U.S. dollar, changes in foreign currency exchange rates will affect an underlying fund's net asset value, the value of dividends and interest earned, gains and losses realized on the sale of securities and net investment income and capital gain, if any, to be distributed to shareholders by the underlying fund. If the value of a foreign currency rises against the U.S.

dollar, the value of the underlying fund's assets denominated in that currency will increase; correspondingly, if the value of a foreign currency will increase; correspondingly, if the value of a foreign currency declines against the U.S. dollar, the value of the underlying fund's assets denominated in that currency will decrease. The exchange rates between the U.S. dollar and other currencies are determined by supply and demand in the currency exchange markets, international balances of payments, government intervention, speculation and other economic and political conditions. The costs attributable to foreign investing that an underlying fund must bear frequently are higher than those attributable to domestic investing. For example, the costs of maintaining custody of foreign securities exceed custodian costs related to domestic securities.

         Investment income on certain foreign securities in which the funds may invest may be subject to foreign withholding or other taxes that could reduce the return on these securities. Tax treaties between the United States and foreign countries, however, may reduce or eliminate the amount of foreign taxes to which the funds would be subject.

         In addition, the Value Trust may invest in foreign equity or debt securities directly or through the use of American Depository Receipts ("ADRs"), European Depository Receipts ("EDRs") and other similar securities convertible into securities of foreign companies. ADRs are receipts typically issued by a U.S. bank evidencing ownership of the underlying foreign securities. EDRs are receipts typically issued by a European bank evidencing ownership of the underlying foreign securities. To the extent the ADR and EDR is issued by a bank unaffiliated with the foreign company issuer of the underlying security, the bank has no obligation to disclose material information about the foreign company issuer. Foreign fixed income securities include corporate debt obligations issued by foreign companies and debt obligations of foreign governments or international organizations. This category may include floating rate obligations, variable rate obligations and Yankee dollar obligations (U.S. dollar denominated obligations issued by foreign companies and traded on foreign markets).

         OTHER INVESTMENT COMPANIES. Each of the Growth Fund, the Capital Income Fund and the Multiple Index Trust seeks to achieve its investment objectives by investing in shares of underlying funds. In addition, the Value Trust may invest in other investment companies. However, the Value Trust will not invest more than 10% of its total assets in securities of other investment companies, or more than 5% of its total assets in securities of any investment company and will not purchase more than 3% of the outstanding voting stock of any investment company. Investments by the Value Trust in CMOs and foreign banks that are deemed to be investment companies under the 1940 Act will be included in the limitations on investments in other investment companies (except that the 10% limitation does not apply to debt securities and non-voting preferred stock of foreign banks). If a Fund invests in other investment companies, the shareholders of the Fund may be subject to duplicative management fees and other expenses.

         WARRANTS. Each Fund, except the Treasuries Trust, may invest in warrants either directly (Value Trust) or indirectly through an investment in an underlying fund (Growth Fund, Capital Income Fund and Multiple Index Trust). Warrants are options to purchase a specified security, usually an equity security such as common stock, at a specified price (usually representing a premium over the applicable market value of the underlying equity security at the time of the warrant's issuance) and usually during a specified period of time. Moreover, they are usually issued by the issuer of the security to which they relate. While warrants may be traded, there is often no secondary market for them. The prices of warrants do not necessarily move parallel to the prices of the underlying securities. Holders of warrants have no voting rights, receive no dividends and have no rights with respect to the assets of the issuer. To the extent that the market value of the security that may be purchased upon exercise of the warrant rises above the exercise price, the value of the warrant will tend to rise. To the extent that the exercise price equals or exceeds the market value of such security, the warrants will have little or no market value. If a warrant is not exercised within the specified time period, it will become worthless and the fund will lose the purchase price paid for the warrant and the right to purchase the underlying security.

         HEDGING STRATEGIES. Each Fund, except the Treasuries Trust, may either directly (Value Trust) or indirectly through an investment in an underlying fund (Growth Fund, Capital Income Fund and Multiple Index Trust) engage in certain hedging strategies involving options, futures and forward currency exchange contracts. These hedging strategies are described in detail in Appendix B.

MULTIPLE INDEX TRUST AND TREASURIES TRUST

         REVERSE REPURCHASE AGREEMENTS. Although they have no intention of doing so during the coming year, each Fund may enter into reverse repurchase agreements with banks and broker-dealers up to an aggregate value of not more than 10% of its total assets. Such agreements involve the sale of securities held by a Fund subject to the Fund's agreement to repurchase the securities at an agreed-upon date and price reflecting a market rate of interest. Such agreements are considered to be borrowings and may be entered into only for temporary or emergency purposes. While a reverse repurchase agreement is outstanding, a Fund will maintain with its custodian in a segregated account cash, U.S. Government securities or other liquid securities, marked to market daily, in an amount at least equal to the Fund's obligations under the reverse repurchase agreement.


                             MANAGEMENT OF THE TRUST

INVESTMENT ADVISER AND ADMINISTRATOR

         The Adviser provides investment advisory and administrative services for the Funds pursuant to Investment Advisory and Administrative Services Agreements ("Advisory Agreements") with the Trust. The Adviser is controlled, as a result of stock ownership, by David D. Basten. Mr. Basten is a Trustee and Officer of the Trust.

         Each Advisory Agreement provides that, subject to overall supervision by the Board, the Adviser shall act as investment adviser and shall manage the investment and reinvestment of the assets of each Fund, obtain and evaluate pertinent economic data relative to the investment policies of each Fund, place orders for the purchase and sale of securities on behalf of each Fund, and report to the Board periodically to enable them to determine that the investment policies of each Fund and all other provisions of its Advisory Agreement are being properly observed and implemented. Under the terms of each Advisory

Agreement, the Adviser is further obligated to cover basic administrative and operating expenses including, but not limited to, office space and equipment, executive and clerical personnel, telephone and communications services and to furnish supplies, stationery and postage relating to the Adviser's obligations under the Advisory Agreement.

         Each Advisory Agreement provides that it will remain in effect for two years and may be renewed from year to year thereafter with respect to a Fund, provided that renewal is specifically approved at least annually by the vote of a majority of the outstanding voting securities of that Fund, or by the Board, including a majority of the Trustees who are not parties to the Advisory Agreement or "interested persons" of any such party (by vote cast in person at a meeting called for that purpose). Any approval of the Advisory Agreement or the renewal thereof with respect to a Fund shall be effective to continue the Advisory Agreement with respect to that Fund notwithstanding that (a) the Advisory Agreement or the renewal thereof has not been approved by any other Fund or (b) the Advisory Agreement or renewal has not been approved by the vote of a majority of the outstanding voting securities of the Trust as a whole.

         Each Advisory Agreement provides that the Adviser will not be liable for any error of judgment or mistake of law or for any loss suffered by a Fund in connection with the performance of the Advisory Agreement, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Adviser in the performance of its duties or from reckless disregard of its duties and obligations thereunder. Each Advisory Agreement may be terminated as to a Fund, without penalty, by the Trustees or by the vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of that Fund, on 60 days' written notice to the Adviser or by the Adviser on 60 days' written notice to the Trust. The Advisory Agreement may not be terminated by the Adviser unless another investment advisory agreement has been approved by the Fund in accordance with the 1940 Act. The Advisory Agreement terminates automatically upon assignment (as defined in the 1940 Act).

         For the fiscal years ended May 31, 1998, 1997 and 1996, the Value Trust paid to the Adviser advisory fees in the amount of $104,856, $69,685 and $55,363, respectively, and the Adviser waived $20,971, $13,937 and $14,535 of its fees, respectively. During the fiscal years ended May 31, 1998, 1997 and 1996, the Growth Fund paid to the Adviser advisory fees in the amounts of $480,477, $414,919 and $433,697, respectively, and the Adviser waived, pursuant to the above-referenced procedure to reduce fees, a portion of its fees during those fiscal years in the amounts of $261,195, $248,499 and $215,209, respectively. During the fiscal years ended May 31, 1998, 1997 and 1996, the Adviser waived all advisory fees in the amounts of $58,321, $33,229 and $21,194, respectively, for the Capital Income Fund. During the fiscal period ended May 31, 1998, the Adviser waived all advisory fees in the amount of $11,631 for the Multiple Index Trust and in the amount of $6,060 for the Treasuries Trust.

         In addition to the advisory fees, the Trust and the Funds are obligated to pay certain expenses that are not assumed by the Adviser or Distributors. These expenses include, among others, securities registration fees, compensation for non-interested trustees, interest expense, taxes, brokerage fees, commissions and sales loads, custodian charges, transfer agency fees, certain distribution expenses pursuant to a plan of distribution adopted in the manner prescribed under Rule 12b-1 under the 1940 Act (a "Plan"), if any, legal expenses, insurance expenses, association membership dues and the expense of reports to the shareholders, shareholders' meetings and proxy solicitations. The Trust and the Funds are also liable for nonrecurring expenses as may arise, including litigation to which the Trust or a Fund may be a party.

TRUSTEES AND OFFICERS

         Information concerning the Trustees and officers of the Trust is set forth below.


Name, Age, Position(s) Held                  Principal Occupation(s)
With the Trust and Address                   During Past Five Years
---------------------------                  -----------------------

DAVID D. BASTEN; 47 *                        President and Director,  Yorktown  Management & Research
President and Trustee                        Company,   Inc.;   President  and   Director,   Yorktown
P. O. Box 2529                               Distributors,   Inc.;   President,   Yorktown  Financial
2303 Yorktown Avenue                         Corp.  (insurance);  Vice  President,  The Travel Center
Lynchburg, Virginia  24501                   of  Virginia,   Inc.;  Partner,  The  Rivermont  Company
                                             (real   estate);    Managing    Partner,    Basten-Mason
                                             Properties (real estate);  Managing  Partner,  D.A.D., A
                                             Virginia General  Partnership  (real estate).  He is the
                                             brother of Louis B. Basten III.

LOUIS B. BASTEN III; 55 *                    Secretary/Treasurer and Director,  Yorktown Management &
Secretary/Treasurer and Trustee              Research   Company,   Inc.;    Secretary/Treasurer   and
P. O. Box 2529                               Director,   Yorktown   Distributors,   Inc.;  President,
2303 Yorktown Avenue                         Mid-State  Insurance;  Secretary/Treasurer,  The  Travel
Lynchburg, Virginia  24501                   Center  of  Virginia,   Inc.;   Managing  Partner,   The
                                             Rivermont  Company (real  estate).  He is the brother of
                                             David D. Basten.

MARK A. BOREL; 46                            President,  Borel Construction Company, Inc.; President,
Trustee                                      River   Properties,   Inc.  (real  estate);   President,
P. O. Box 640                                MOBOWAD, Inc. (real estate);  Vice  President/Secretary,
Lynchburg, Virginia  24505                   BOWAD,  Inc.  (real  estate);  Partner,  James  Riviera,
                                             L.L.C. (real estate).

STEPHEN B. COX; 50                           Vice-President  of  Operations,   Span  America  Medical
Trustee                                      Systems, Inc. (medical equipment supplier).
1510 Stoney Brook Road
Bedford, Virginia  24523



                                       12

Name, Age, Position(s) Held                  Principal Occupation(s)
With the Trust and Address                   During Past Five Years
---------------------------                  -----------------------



G. EDGAR DAWSON III; 42                      Shareholder,  Officer and Director,  Petty,  Livingston,
Trustee                                      Dawson,  Devening & Richards,  P.C. (law firm); prior to
725 Church Street                            January 1995, he was a partner at the same firm.
Suite 1300
Lynchburg, Virginia  24505

WAYNE C. JOHNSON; 45                         Director  of  Personnel,   C.B.  Fleet   Company,   Inc.
Trustee                                      (pharmaceuticals)
1736 Crockett Road
Forest, Virginia  24551

CHARLES D. FOSTER; 38                        Chief Financial Officer,  Yorktown Management & Research
Chief Financial Officer                      Company,   Inc.;  Chief  Financial   Officer,   Yorktown
P. O. Box 2529                               Distributors, Inc.
2303 Yorktown Avenue
Lynchburg, Virginia  24501

M. DENNIS STRATTON; 35                       Controller,  Yorktown  Management  &  Research  Company,
Controller                                   Inc.; Controller, Yorktown Distributors, Inc.
P. O. Box 2529
2303 Yorktown Avenue
Lynchburg, Virginia  24501


----------------------

* "Interested Person" of the Trust as defined in the 1940 Act by virtue of his position with the Adviser and Distributors.

         On August 31, 1998, the Trustees and officers of the Growth Fund, the Capital Income Fund, the Multiple Index Trust, the Treasuries Trust and the Value Trust as a group owned beneficially, or may be deemed to have owned beneficially, less than 1% of the outstanding shares of each Fund. Because the Adviser performs substantially all of the services necessary for the operation of the Trust and the Funds, the Trust requires no employees. No officer, director or employee of the Adviser currently receives any compensation from the Trust for acting as a Trustee or officer.

         The Trust also pays Trustees who are not "interested persons" of the Trust $900 per meeting of the Board. There are no pension or retirement benefits accrued as part of the Trust's expenses and there are no estimated annual benefits to be paid upon retirement. The following table shows the fees paid to the Trustees during the fiscal year ended May 31, 1998, for their services to the Trust.

                                                  Trustees' Compensation for
Trustee                                           Fiscal Year Ended 5/31/98
-------                                           -------------------------
David D.  Basten                                              $ 0
Louis B.  Basten III                                          $ 0
Mark A.  Borel                                               $3,600
Stephen B.  Cox                                              $3,600
G.  Edgar Dawson III                                         $3,600
Wayne C.  Johnson                                            $3,600


                           DISTRIBUTION OF FUND SHARES

         Distributors, located at 2303 Yorktown Avenue, Lynchburg, Virginia, acts as distributor of shares of the Funds under distribution agreements with the Trust ("Distribution Agreements") that require Distributors to use its best efforts to sell shares of the Funds. Shares of the Funds are offered continuously.

         Payments by the Growth Fund, the Capital Income Fund and the Value Trust to compensate Distributors for its activities are authorized under the Distribution Agreement for each Fund and made in accordance with each Fund's Plan. Under their respective Plans, the Growth Fund pays Distributors, as compensation for Distributors' distribution activities, a fee of 0.75% per annum, accrued daily and paid monthly, of its average daily net assets; and the Capital Income Fund pays Distributors, as compensation for Distributors' distribution activities, a fee of 0.25% per annum, accrued daily and paid monthly, of its average daily net assets. In addition, under their respective Plans, the Growth Fund and the Capital Income Fund each pays Distributors, as compensation for Distributors' service activities, a fee of 0.25% per annum, accrued daily and paid monthly, of their average daily net assets. Under its Plan, the Value Trust pays Distributors a fee for distribution activities of 0.65% per annum and a fee for service activities of 0.25%, each accrued daily and paid monthly, of its average daily net assets.

         For the fiscal year ended May 31, 1998, the Growth Fund, the Capital Income Fund and the Value Trust paid to Distributors aggregate distribution fees of $741,672, $48,601 and $125,827, respectively. For the same period, Distributors estimates that the following distribution related expenses were incurred on behalf of or allocable to each Fund:

                                                        Capital
                                     Growth             Income            Value
                                     Fund               Fund              Trust
                                     ----               ----              -----

(a)      brokers'                    $681,193           $48,880          $31,230
         commissions
(b)      printing of                    6,142             4,194            4,374
         prospectuses
         and statements
         of additional
         information
(c)      allocated
         costs                         54,337                 0           22,883
                                     --------          --------         --------

                  Total              $741,672           $53,074          $58,487



         "Allocated   costs"  include   various   internal  costs  allocated  by
Distributors to its distribution efforts. These internal costs encompass office rent and other overhead expenses of Distributors.

         In approving these Plans, the Board considered all relevant factors, including that as the size of each Fund increases, each Fund should experience economies of scale and greater investment flexibility. The Board also considered the compensation to be received by Distributors under the Plans and the benefits that would accrue to the Adviser as a result of the Plans in that the Adviser receives advisory fees that are calculated based upon a percentage of the average net assets of each Fund, which fees would increase if the Plans were successful and the Funds attained and maintained significant asset levels.

         The Plans will remain in effect for one year from the date of approval. Thereafter, each Plan, together with any related agreements, will continue in effect for successive periods of one year so long as such continuance is specifically approved by votes of a majority of both (a) the Board and (b) those Trustees who are not "interested persons" of the Trust, as defined in the 1940 Act, and have no direct or indirect financial interest in the operation of the Plan or any agreements related to it, cast in person at a meeting called for the purpose of voting on the Plan and such related agreements. Each Plan may be terminated at any time with respect to any Fund by vote of a majority of the disinterested trustees or by vote of a majority of the outstanding voting securities of each Fund.

         While the Plans are in effect, the selection and nomination of Trustees who are not interested persons of the Trust, as defined in the 1940 Act, shall be committed to the discretion of the Trustees who are themselves not interested persons. Under the Plans, any person authorized to direct the disposition of monies paid by the Trusts must provide to the Board of Trustees, at least quarterly, a written report of the amounts so expended and the purposes for which such expenditures were made.

         In addition to payments under the Plans, Distributors receives any contingent deferred sales charges payable with respect to redemptions of shares of the Value Trust. For the fiscal years ended May 31, 1998, May 31, 1997 and May 31, 1996, Distributors collected contingent deferred sales charges in the amount of $20,662, $22,398 and $2,526, respectively.

         With respect to the Growth Fund and the Capital Income Fund, Distributors also may receive dealer reallowances (up to a maximum of 1% of the public offering price) and/or distribution payments on purchases by the Funds of shares of open-end funds sold with a sales load and/or which have a distribution plan. For the fiscal year ended May 31, 1998, such payments and reallowances amounted to $261,195 and $29,234, respectively, for the Growth Fund and the Capital Income Fund.

         Distributors may also pay certain banks, fiduciaries, custodians for public funds, investment advisers and broker-dealers a fee for administrative services in connection with the distribution of Fund shares. Such fees would be based on the average net asset value represented by shares of the administrators' customers invested in a Fund. This fee is in addition to any commissions these entities may receive from Distributors out of the fees paid to it by the Fund pursuant to the Plan, and, if paid, will be reimbursed by the Adviser and not the Fund.

         Applicable banking laws prohibit certain deposit-taking institutions from underwriting or distributing securities. There is currently no precedent prohibiting banks from performing administrative services in connection with the distribution of Fund shares. If a bank were prohibited from performing such administrative services, its shareholder clients would be permitted to remain shareholders of a Fund and alternate means of servicing such shareholders would be sought. It is not expected that shareholders would suffer any adverse financial consequences as a result of any of these occurrences.


                             PORTFOLIO TRANSACTIONS

         Subject to policies established by the Board, the Adviser is responsible for the execution of each Fund's portfolio transactions and the allocation of brokerage transactions. In effecting portfolio transactions, the Adviser seeks to obtain the best net results for each Fund. This determination involves a number of considerations, including the economic effect on the Fund (involving both price paid or received and any commissions and other costs), the efficiency with which the transaction is effected where a large block is involved, the availability of the broker to stand ready to execute potentially difficult transactions, and the financial strength and stability of the broker. Such considerations are judgmental and are weighed by the Adviser in determining the overall reasonableness of brokerage commissions paid. Purchases from underwriters include an underwriting commission or concession and purchases from dealers serving as market makers include the spread between the bid and asked price. Where transactions are made in the over-the-counter market, the Funds will deal with the primary market makers unless more favorable prices are obtainable elsewhere.

         Under the 1940 Act, a mutual fund must sell its shares at the price (including sales load, if any) described in its prospectus, and current rules under the 1940 Act do not permit negotiations of sales loads. Currently, an open-end fund is permitted to impose a front-end sales load of up to 8.5% of the public offering price; provided it does not also impose an asset-based sales charge. The Adviser takes into account the amount of the applicable sales load, if any, when it is considering whether or not to purchase shares of an underlying fund. The Adviser anticipates investing substantially all of the assets of the Growth Fund, the Capital Income Fund and the Multiple Index Trust in funds that impose no front-end sales load or impose a front-end sales load on the Fund of no more than 1%, in the case of the Multiple Index Trust, and 3%, in the case of the Growth Fund and Capital Income Fund, of the public offering price. The Adviser, to the extent possible, seeks to reduce the sales load imposed by purchasing shares pursuant to (i) letters of intent, permitting purchases over time; (ii) rights of accumulation, permitting it to obtain reduced sales charges as it purchases additional shares of an underlying fund; and (iii) rights to obtain reduced sales charges by aggregating its purchases of several funds within a "family" of mutual funds. The Adviser also takes advantage of exchange or conversion privileges offered by any "family" of mutual funds.

         With respect to purchases of shares of underlying funds subject to a front-end sales load at the time of purchase ("load fund shares"), the Adviser may direct, to the extent possible, substantially all of the orders to Distributors. Where Distributors acts as the dealer with respect to purchases of load fund shares, it retains dealer reallowances on those purchases up to a maximum of 1% of the public offering price of the shares. Distributors is not designated as the dealer on any sales where such reallowance exceeds 1% of the public offering price. In the event Distributors is unable to execute a particular transaction, the Adviser will direct such order to another broker-dealer.

         Distributors may assist in the execution of Fund portfolio transactions to purchase underlying fund shares for which it may receive distribution payments from the underlying funds or their underwriters or sponsors in accordance with the normal distribution arrangements of those funds. These payments are separate from the dealer reallowances noted above. In providing execution assistance, Distributors receives orders from the Adviser; places them with the underlying fund's distributor, transfer agent or other person, as appropriate; confirms the trade, price and number of shares purchased; and assures prompt payment by the Fund and proper completion of the order.

         For the fiscal year ended May 31, 1998, payments and reallowances received by Distributors with respect to the purchase of underlying funds shares amounted to $261,195 and $29,234, respectively, for the Growth Fund and Capital Income Fund.

         Distributors also may retain brokerage commissions on portfolio transactions of underlying funds held in the portfolio of the Growth Fund, the Capital Income Fund and Multiple Index Trust, including funds that have a policy of considering sales of their shares in selecting broker-dealers for the execution of their portfolio transactions. Payment of brokerage commissions to Distributors on such transactions is not a factor considered by the Adviser in selecting an underlying fund for investment.

         A factor in the selection of brokers to execute the Funds' portfolio transactions is the receipt of research, analysis, advice and similar services. To the extent that research services of value are provided by brokers with or through whom the Adviser places the Funds' portfolio transactions, the Adviser may be relieved of expenses that it might otherwise bear. Research services furnished by brokers through which a Fund effects securities transactions may be used by the Adviser in advising other Funds, and, conversely, research services furnished to the Adviser by brokers in connection with other Funds the Adviser advises may be used by the Adviser in advising a Fund. Research and other services provided by brokers to the Adviser or the Funds is in addition to, and not in lieu of, services required to be performed by the Adviser under its Advisory Agreement. For the fiscal year ended May 31, 1998, the Adviser directed $794,593 and $25,268,999 in portfolio transactions on behalf of the Growth Fund and the Value Trust, respectively, to brokers chosen because they provided research services, for which the Growth Fund and the Value Trust paid $4,957 and $58,564, respectively, in commissions.

         The Capital Income Fund and the Multiple Index Trust did not direct any portfolio transactions to brokers or dealers chosen because they provided research services.

         Another factor in the selection of brokers is the sale of Fund shares. Where all major factors such as price and execution capability are equal, the fact that a broker has sold Fund shares may be considered in placing portfolio transactions. The Funds reserve the right to pay brokerage commissions to brokers affiliated with the Trust or with affiliated persons of such persons. Any such commissions will comply with applicable securities laws and regulations. In no instance, however, will portfolio securities be purchased from or sold to the Adviser or any other affiliated person. Since the Funds' inception, no brokerage commissions have been paid to such affiliated persons.

         The Trust expects that purchases and sales of money market instruments will usually be principal transactions and purchases and sales of other debt securities may be principal transactions. Thus, the Funds will normally not pay brokerage commissions in connection with those transactions. Money market instruments are generally purchased directly from the issuer, an underwriter or market maker for the securities and other debt securities may be purchased in a similar manner. Purchases from underwriters include an underwriting commission or concession and purchases from dealers serving as market makers include the spread between the bid and asked price. Where transactions are made in the over-the-counter market, the Funds will deal with the primary market makers unless more favorable prices are obtainable elsewhere.

         Investment decisions for each Fund are made independently of each other in light of differing considerations. However, the same investment decision may occasionally be made for more than one Fund. In such cases, simultaneous transactions are inevitable. Purchases or sales are then averaged as to price and allocated between the Funds as to amount according to a formula deemed equitable to the Funds. While in some cases this practice could have a detrimental effect upon the price or quantity of the security as far as a Fund is concerned, or upon its ability to complete its entire order, in other cases it is believed that coordination and the ability to participate in volume transactions will be beneficial to a Fund.

         The policy of the Trust with respect to brokerage is reviewed by the Board from time to time. Because of the possibility of further regulatory developments affecting the securities exchanges and brokerage practices generally, the foregoing practices may be modified.

         During the fiscal years ended May 31, 1998, 1997 and 1996, the Growth Fund, the Capital Income Fund, the Value Trust and the Multiple Index Trust paid the following amounts in brokerage commissions:


                                            Fiscal Year Ended
                                            -----------------

                             5/31/98           5/31/97             5/31/96
                             -------           -------             -------

Growth Fund                  $ 15,507          $  26,800           $ 11,447

Capital Income Fund
                             $  2,357          $   5,382           $      0
Value Trust
                             $178,371          $ 127,552           $126,702
Multiple Index Trust
                             $      0          N/A                 N/A

         The portfolio turnover rate may vary greatly from year to year for any Fund and will not be a limiting factor when the Adviser deems portfolio changes appropriate. The annual portfolio turnover rate is calculated by dividing the lesser of a Fund's annual sales or purchases of portfolio securities (exclusive of purchases or sales of securities whose maturities at the time of acquisition were one year or less) by the monthly average value of the securities in the Fund during the year.


                        PRICING AND ADDITIONAL EXCHANGES

DETERMINING NET ASSET VALUE

         ALL FUNDS. Each Fund determines its net asset value per share as of the close of regular trading (currently 4:00 p.m., eastern time) on the NYSE on each business day, which is defined as each Monday through Friday when the NYSE is open. Currently, the NYSE is closed on New Year's Day, Presidents' Day, Good
Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. The net asset value per share of a Fund is determined by dividing the Fund's total net assets by the number of shares outstanding at the time of calculation. Total net assets are determined by adding the total current value of portfolio securities, cash, receivables and other assets and subtracting liabilities.

         VALUE TRUST. Current market value for portfolio securities is determined as follows. A security listed or traded on an exchange is valued at its last sale price on the exchange where it is principally traded. Securities traded over-the-counter ("OTC") and listed on NASDAQ are valued at the last trade price listed on NASDAQ; other OTC securities are valued at the last bid price available prior to valuation. Debt securities that have a remaining maturity of 60 days or less are valued at cost, plus or minus any amortized discount or premium. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Trustees.

         Foreign security prices are expressed in their local currency and translated into U.S. dollars at current exchange rates. Any changes in the value of forward contracts due to exchange rate fluctuations are included in the determination of net asset value. Foreign currency exchange rates are generally determined prior to the close of trading on the NYSE. Occasionally, events affecting the value of foreign securities and such exchange rates occur between the time at which they are determined and the close of trading on the NYSE. When events materially affecting the value of such securities or exchange rates occur during such time period, the securities will be valued at their fair value as determined in good faith by or under the direction of the Board.

EXCHANGE OF SHARES

         Shareholders will receive at least 60 days notice of any termination or material modification of the exchange privilege described in the prospectus, except no notice need be given if, under extraordinary circumstances, either redemptions are suspended under the circumstances described below or a Fund temporarily delays or ceases the sale of its shares because it is unable to invest amounts effectively in accordance with the Fund's investment objective, policies and restrictions.


                             PERFORMANCE INFORMATION

         The Funds' performance data quoted in advertising and other promotional materials ("Performance Advertisements") represents past performance and is not intended to indicate future performance. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost.1

TOTAL RETURN CALCULATIONS

         Average annual total return quotes ("Standardized Return") used in the Funds' Performance Advertisements are calculated according to the following formula:

           P (1 + T)n     =     ERV

where:     P              =     a hypothetical initial payment of $1,000
           T              =     average annual total return
           n              =     number of years
           ERV            =     ending redeemable value of a hypothetical $1,000
                                payment made at the beginning of that period.




----------------------
1 Prior to February 22, 1991, the Growth Fund and the Capital Income Fund invested directly in market securities.

         Under the foregoing formula, the time periods used in Performance Advertisements will be based on rolling calendar quarters, updated to the last day of the most recent quarter prior to submission of the advertisement for publication. In calculating the ending redeemable value all dividends and distributions by the Funds are assumed to have been reinvested at net asset value on the reinvestment dates during the period. For the Value Trust, contingent deferred sales charges are taken into account. Total return, or "T" in the formula above, is computed by finding the average annual compounded rate of return over the period that would equate the initial amount invested to the ending redeemable value. The Standardized Return of the Multiple Index Trust and the Treasuries Trust for the period from July 2, 1997 (commencement of operations) to May 31, 1998 was 11.99% and 9.33%, respectively. The Standardized Return for the fiscal year ended May 31, 1998 for the Growth Fund and Capital Income Fund was 18.39% and 25.30%, respectively. The Standardized Return for the Growth Fund and Capital Income Fund for the five years ended May 31, 1998 was 13.40% and 16.42%, respectively. The Standardized Return for the Growth Fund and Capital Income Fund for the ten years ended May 31, 1998 was 12.47% and 10.98%, respectively. The Standardized Return for the Value Trust for the fiscal year ended May 31, 1998, for the five years ended May 31, 1998 and for the period from November 2, 1992 (commencement of operations) to May 31, 1998 was 11.02%, 13.17% and 12.46%, respectively.

         In addition to Standardized Returns, each Fund also may include other total return performance data in Performance Advertisements ("Non-Standardized Return"). Non-Standardized Return is calculated separately and may be calculated according to several different formulas. Non-Standardized Returns may be quoted for the same or different time periods for which Standardized Returns are quoted.

         The Value Trust may include average annual Non-Standardized Returns in Performance Advertisements that is calculated according to the formula described above except that contingent deferred sales charges are not taken into account. The Value Trust's average annual Non-Standardized Return for the fiscal year ended May 31, 1998, for the five years ended May 31, 1998 and for the period from November 2, 1992 (commencement of operations) to May 31, 1998 was 13.02%, 13.17% and 12.46%, respectively.

         In addition, each Fund may include aggregate Non-Standardized Return in Performance Advertisements. Aggregate Non-Standardized Return is calculated by subtracting the beginning value of an investment in a Fund from the value of the investment at the end of the period and dividing the remainder by the beginning value. For purposes of the calculation, it is assumed that the beginning value is $1,000 and that dividends and other distributions are reinvested. In addition, with respect to the Value Trust, contingent deferred sales charges are not taken into account. The aggregate Non-Standardized Return for the Growth Fund for the period from its inception on June 14, 1985 to May 31, 1998 was 350.08%. The aggregate Non-Standardized Return for the Capital Income Fund for the period from its inception on April 18, 1988 to May 31, 1998 was 177.83%. The aggregate Non-Standardized Return for the Value Trust for the period from its inception on November 2, 1992 to May 31, 1998 was 91.92%. The aggregate Non-Standardized Return for the Treasuries Trust for the period from its inception on July 2, 1997 was 9.33%. The aggregate Non-Standardized Return for the Multiple Index Trust for the period from its inception on July 2, 1997 to May 31, 1998 was 11.99%.

YIELD

         Yield used in Performance Advertisements for the Treasuries Trust is calculated by dividing its interest income for a 30-day period ("Period"), net of expenses by the average number of shares of such class entitled to receive dividends during the Period, and expressing the result as an annualized percentage (assuming semi-annual compounding) of the net asset value per share at the end of the Period. Yield quotations are calculated according to the following formula:

                                   6
         YIELD   =     2[( a-b + 1)  - 1]
                           ---
                           cd
where:        a  =     dividends and interest earned during the Period
              b  =     expenses accrued for the Period (net of reimbursements)
              c  =     the average daily number of shares outstanding during the
                       Period that were entitled to receive dividends
              d  =     the maximum offering price per share on the last day
                       of the Period.

         Except as noted below, in determining net investment income earned during the Period (variable "a" in the above formula), the Treasuries Trust calculates interest earned on each debt obligation held by it during the Period by (1) computing the obligation's yield to maturity, based on the market value of the obligation (including actual accrued interest) on the last business day of the Period or, if the obligation was purchased during the Period, the purchase price plus accrued interest and (2) dividing the yield to maturity by 360, and multiplying the resulting quotient by the market value of the obligation (including actual accrued interest) to determine the interest income on the obligation for each day of the period that the obligation is in the portfolio. Once interest earned is calculated in this fashion for each debt obligation held by the Treasuries Trust, interest earned during the Period is then determined by totaling the interest earned on all debt obligations. For purposes of these calculations, the maturity of an obligation with one or more call provisions is assumed to be the next date on which the obligation reasonably can be expected to be called or, if none, the maturity date. The Treasuries Trust's yield for the 30-day period ended May 31, 1998 was 6.37%. Without fee waivers by the Adviser during the period, the yield for that Fund would have been 5.65%.

OTHER INFORMATION

         In connection with communicating a Fund's performance information to current or prospective shareholders, the Trust also may compare these figures to the performance of other mutual funds tracked by mutual fund rating services or other unmanaged indexes that may assume reinvestment of distributions but generally do not reflect deductions for administrative and management costs.

                                    TAXATION

GENERAL

         Each Fund is treated as a separate corporation for federal income tax purposes. To continue to qualify for treatment as a regulated investment company ("RIC") under the Internal Revenue Code of 1986, as amended ("Code"), each Fund must distribute annually to its shareholders at least 90% of its investment company taxable income (generally, net investment income plus net short-term capital gain and net gains from certain foreign currency transactions, if any) ("Distribution Requirement") and must meet several additional requirements. With respect to each Fund, these requirements include the following: (1) at least 90% of the Fund's gross income each taxable year must be derived from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of securities or foreign currencies and other income (including gains from options, futures or forward contracts) derived with respect to its business of investing in securities or those currencies ("Income Requirement"); (2) at the close of each quarter of the Fund's taxable year, at least 50% of the value of its total assets must be represented by cash and cash items, U.S. Government securities, securities of other RICs and other securities, with these other securities limited, in respect of any one issuer, to an amount that does not exceed 5% of the value of the Fund's total assets and that does not represent more than 10% of the issuer's outstanding voting securities; and (3) at the close of each quarter of the Fund's taxable year, not more than 25% of the value of its total assets may be invested in securities (other than U.S. Government securities or securities of other RICs) of any one issuer.

DISTRIBUTIONS

         Dividends and other distributions declared by a Fund in October, November or December of any year and payable to shareholders of record on a date in any one of these months will be deemed to have been paid by the Fund and received by the shareholders on December 31 of that year if the distributions are paid by the Fund during the following January. Accordingly, those distributions will be taxed to shareholders for the year in which that December 31 falls.

         A portion of the dividends from a Fund's investment company taxable income (whether paid in cash or reinvested in additional Fund shares) may be eligible for the dividends-received deduction allowed to corporations. The eligible portion for a Fund may not exceed the aggregate dividends it receives either directly from U.S. corporations (excluding RICs, among others) or indirectly from such corporations through underlying funds in which it invests. However, dividends received by a corporate shareholder and deducted by it pursuant to the dividends-received deduction are subject indirectly to the alternative minimum tax. It is not anticipated that any part of the distributions by the Treasuries Trust (which invests exclusively in debt securities and thus receives no dividend income) will be eligible for this deduction.

         Each Fund will be subject to a nondeductible 4% excise tax ("Excise Tax") to the extent it fails to distribute by the end of any calendar year substantially all of its ordinary income for that year and capital gain net income for the one-year period ending on October 31 of that year, plus certain other amounts.

         If Fund shares are sold at a loss after being held for six months or less, the loss will be treated as long-term, instead of short-term, capital loss to the extent of any capital gain distributions received on those shares. Investors also should be aware that if shares are purchased shortly before the record date for any dividend or capital gain distribution, the shareholder will pay full price for the shares and receive some portion of the price back as a taxable distribution.

         Generally, a redemption by the Growth Fund, the Capital Income Fund or the Multiple Index Trust of an underlying fund's shares will result in taxable gain or loss to a Fund, depending on whether the redemption proceeds are more or less than that Fund's adjusted basis for the redeemed shares (which normally includes any sales charge paid); an exchange of an underlying fund's shares for shares of another underlying fund normally will have similar tax consequences. However, if a Fund disposes of an underlying fund's shares ("original shares") within 90 days after its purchase thereof and subsequently reacquires shares of that underlying fund or acquires shares of another underlying fund on which a sales charge normally is imposed ("replacement shares"), without paying the sales charge (or paying a reduced charge) due to an exchange privilege or a reinstatement privilege, then (1) any gain on the disposition of the original shares will be increased, or the loss thereon decreased, by the amount of the sales charge paid when the original shares were acquired and (2) that amount will increase the adjusted basis of the replacement shares that were subsequently acquired.

         The Treasuries Trust may acquire zero coupon securities or other securities issued with original issue discount ("OID"), such as "stripped" U.S. Treasury securities. As a holder of those securities, that Fund must include in its income the OID that accrues on the securities during the taxable year, even if it receives no corresponding payment on them during the year. Because that Fund annually must distribute substantially all of its investment company taxable income, including any accrued OID, to satisfy the Distribution Requirement and avoid imposition of the Excise Tax, it may be required in a particular year to distribute as a dividend an amount that is greater than the total amount of cash it actually receives. Those distributions will be made from its cash assets or from the proceeds of sales of portfolio securities, if necessary. That Fund may realize capital gains or losses from those sales, which would increase or decrease its investment company taxable income and/or net capital gain (the excess of net long-term capital gain over net short-term capital loss).

FOREIGN INCOME (VALUE TRUST)

         Dividends and interest received by the Value Trust, and gains realized thereby, may be subject to income, withholding or other taxes imposed by foreign countries and U.S. possessions that would reduce the yield and/or total return on its securities. Tax conventions between certain countries and the United States may reduce or eliminate these foreign taxes, however, and many foreign countries do not impose taxes on capital gains in respect of investments by foreign investors.

         The Funds may invest in the stock of "passive foreign investment companies" ("PFICs"). A PFIC is a foreign corporation -- other than a "controlled foreign corporation" (I.E., a foreign corporation in which, on any day during its taxable year, more than 50% of the total voting power of all voting stock therein or the total value of all stock therein is owned, directly, indirectly, or constructively, by "U.S. shareholders," defined as U.S. persons that individually own, directly, indirectly, or constructively, at least 10% of that voting power) as to which a Fund is a U.S. shareholder -- that, in general, meets either of the following tests: (1) at least 75% of its gross income is passive or (2) an average of at least 50% of its assets produce, or are held for the production of, passive income. Under certain circumstances, a Fund will be subject to federal income tax on a portion of any "excess distribution" received on the stock of a PFIC or of any gain from disposition of that stock
(collectively "PFIC income"), plus interest thereon, even if the Fund distributes the PFIC income as a taxable dividend to its shareholders. The balance of the PFIC income will be included in the Fund's investment company taxable income and, accordingly, will not be taxable to it to the extent it distributes that income to its shareholders. If a Fund invests in a PFIC and elects to treat the PFIC as a "qualified electing fund" ("QEF"), then in lieu of the foregoing tax and interest obligation, the Fund will be required to include in income each year its pro rata share of the QEF's annual ordinary earnings and net capital gain -- which probably would have to be distributed to satisfy the Distribution Requirement and avoid imposition of the Excise Tax -- even if those earnings and gain were not received by the Fund from the QEF. In most instances it will be very difficult, if not impossible, to make this election because of certain requirements thereof.

         A Fund may elect to "mark to market" its stock in any PFIC. "Marking-to-market," in this context, means including in ordinary income each taxable year the excess, if any, of the fair market value of the PFIC's stock over a Fund's adjusted basis therein as of the end of that year. Pursuant to the election, a Fund also will be allowed to deduct (as an ordinary, not capital, loss) the excess, if any, of its adjusted basis in PFIC stock over the fair market value thereof as of the taxable year-end, but only to the extent of any net mark-to-market gains with respect to that stock included by the Fund for prior taxable years. A Fund's adjusted basis in each PFIC's stock with respect to which it makes this election will be adjusted to reflect the amounts of income included and deductions taken under the election. Regulations proposed in 1992 provided a similar election with respect to the stock of certain PFICs.

HEDGING TRANSACTIONS

         The use of hedging strategies, such as writing (selling) and purchasing options and futures contracts and entering into forward contracts, involves complex rules that will determine for income tax purposes the amount, character and timing of recognition of the gains and losses a Fund realizes in connection therewith. Gains from the disposition of foreign currencies (except certain gains that may be excluded by future regulations), and gains from options, futures and forward contracts derived by a Fund with respect to its business of investing in securities or those currencies, will qualify as permissible income under the Income Requirement.

         Certain futures and forward contracts in which the Funds may invest will be "section 1256 contracts." Section 1256 contracts held by a Fund at the end of each taxable year, other than section 1256 contracts that are part of a "mixed straddle" with respect to which a Fund has made an election not to have the following rules apply, must be "marked-to-market" (that is, treated as sold for their fair market value) for federal income tax purposes, with the result that unrealized gains or losses will be treated as though they were realized. Sixty percent of any net gain or loss recognized on these deemed sales, and 60% of any net realized gain or loss from any actual sales of section 1256 contracts, will be treated as long-term capital gain or loss, and the balance will be treated as short-term capital gain or loss. Section 1256 contracts also may be marked-to-market for purposes of the Excise Tax.

         Code section 1092 (dealing with straddles) also may affect the taxation of options and futures contracts in which the Funds may invest. Section 1092 defines a "straddle" as offsetting positions with respect to personal property; for these purposes, options and futures contracts are personal property. Section 1092 generally provides that any loss from the disposition of a position in a straddle may be deducted only to the extent the loss exceeds the unrealized gain on the offsetting position(s) of the straddle. Section 1092 also provides certain "wash sale" rules, which apply to transactions where a position is sold at a loss and a new offsetting position is acquired within a prescribed period, and "short sale" rules applicable to straddles. If a Fund makes certain elections, the amount, character, and timing of recognition of the gains and losses from the affected straddle positions would be determined under rules that vary according to the elections made. Because only a few of the regulations implementing the straddle rules have been promulgated, the tax consequences to the Funds of straddle transactions are not entirely clear.

         If a Fund has an "appreciated financial position" - generally, an interest (including an interest through an option, futures or forward contract or short sale) with respect to any stock, debt instrument (other than "straight debt") or partnership interest the fair market value of which exceeds its adjusted basis - and enters into a "constructive sale" of the same or substantially similar property, the Fund will be treated as having made an actual sale thereof, with the result that gain will be recognized at that time. A constructive sale generally consists of a short sale, an offsetting notional principal contract or futures or forward contract entered into by the Fund or a related person with respect to the same or substantially similar property. In addition, if the appreciated financial position is itself a short sale or such a contract, acquisition of the underlying property or substantially similar property will be deemed a constructive sale.


               CUSTODIANS, TRANSFER AND DIVIDEND DISBURSING AGENT

         Custodial Trust Company ("CTC"), 101 Carnegie Center, Princeton, New Jersey 08540-6231 is the custodian for the Multiple Index Trust, the Treasuries Trust and the Value Trust. The Value Trust borrows money from CTC in connection with its leveraging activities. MainStreet Trust Company, P.O. Box 5228, Martinsville, Virginia 24115, serves as the custodian for the Growth Fund and the Capital Income Fund. First Community Bank, an affiliate of MainStreet Trust Company, has loans outstanding to Adviser under terms and conditions arrived at without regard to the custodial relationship.

         State Street Bank and Trust Company, Two Heritage Drive, North Quincy, Massachusetts 02171 is the Trust's transfer and dividend disbursing agent.

                             INDEPENDENT ACCOUNTANTS

         PricewaterhouseCoopers, LLP, 250 West Pratt Street, Baltimore, Maryland 21201, was appointed by the Trustees to serve as the Trust's independent certified public accountants, providing professional services including (1) audit of the annual financial statements, (2) assistance and consultation in connection with SEC filings and semi-annual reports, including semi-annual financial statements, and (3) preparation of the federal income tax returns filed on behalf of the Funds.


                                OTHER INFORMATION

         The Trust is an entity of the type commonly known as a "Massachusetts business trust." Under Massachusetts law, shareholders could, under certain circumstances, be held personally liable for the obligations of the Trust. The Declaration of Trust states that no shareholder as such shall be subject to any personal liability whatsoever to any person in connection with Trust property or the acts, omissions, obligations or affairs of the Trust. It also states that every written obligation, contract, instrument, certificate, share, other security of the Trust or undertaking made or issued by the Trustees may recite, in substance, that the same is executed or made by them not individually, but as Trustees under the Declaration of Trust, and that the obligations of the Trust under any such instrument are not binding upon any of the Trust's Trustees or shareholders individually, but bind only the Trust estate, and may contain any further recital which they or he may deem applicable, but the omission of such recital shall not operate to bind the Trustees or shareholders individually.

         The Declaration of Trust further provides that the Trust shall indemnify and hold each shareholder harmless from and against all claims and liabilities to which such shareholder may become subject by reason of his being or having been a shareholder, and shall reimburse such shareholder for all legal and other expenses reasonably incurred by him in connection with any such claim or liability. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Trust would be unable to meet its obligations.

         The Prospectus relating to the Funds and this Statement of Additional Information do not contain all the information included in the Trust's registration statement filed with the SEC under the Securities Act of 1933 and the 1940 Act with respect to the securities offered hereby, certain portions of which have been omitted pursuant to the rules and regulations of the SEC. The registration statement, including the exhibits filed therewith, may be examined at the offices of the SEC in Washington, D.C.

         Statements contained in the Prospectus and this Statement of Additional Information as to the contents of any contract or other documents referred to are not necessarily complete, and in each instance reference is made to the copy of such contracts or other documents filed as an exhibit to the registration statement, each such statement being qualified in all respects by such reference.

                              FINANCIAL STATEMENTS

         The financial statements of the Funds for the year ended May 31, 1998, which are included in the Annual Report to Shareholders of the Funds, are hereby incorporated by reference.

                                   APPENDIX A


                         DESCRIPTION OF COMMERCIAL PAPER
                                AND BOND RATINGS

DESCRIPTION OF MOODY'S SHORT-TERM DEBT RATINGS

         Prime-1. Issuers (or supporting institutions) rated Prime-1 ("P-1")have a superior ability for repayment of senior short-term debt obligations. P-1 repayment ability will often be evidenced by many of the following characteristics: leading market positions in well-established industries; high rates of return on funds employed; conservative capitalization structure with moderate reliance on debt and ample asset protection; broad margins in earnings coverage of fixed financial charges and high internal cash generation; well-established access to a range of financial markets and assured sources of alternate liquidity. Prime-2. Issuers (or supporting institutions) rated Prime-2("P-2") have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

DESCRIPTION OF STANDARD & POOR'S COMMERCIAL PAPER RATINGS

         A. Issues assigned this highest rating are regarded as having the greatest capacity for timely payment. Issues in this category are delineated with the numbers 1, 2 and 3 to indicate the relative degree of safety. A-1. This designation indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus (+) sign designation. A-2. Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated A-1.

DESCRIPTION OF MOODY'S LONG-TERM DEBT RATINGS

         Aaa. Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged". Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues; Aa. Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than the Aaa securities; A. Bonds which are rated A possess many favorable investment attributes and are considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future; Baa. Bonds which are rated Baa are considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present, but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well; Ba. Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class; B. Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small. Caa. Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest; Ca. Bonds which are rated C are present obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings; C. Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Note: Moody's applies numerical modifiers 1, 2 and 3 in each generic rating classification from Aa to B. The modifier 1 indicates that the Company ranks in the higher end of its generic rating category; the modifier 2 indicates amid-range ranking; and the modifier 3 indicates that the company ranks in the lower end of its generic rating category.

DESCRIPTION OF S&P CORPORATE DEBT RATINGS

         AAA. Debt rated AAA has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong; AA. Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the higher rated issues only in small degree; A. Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories; BBB. Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories; BB, B, CCC, CC, and C. Debt rated BB, B, CCC, CC and C is regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and C the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions. BB. Debt rated BB has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. The BB rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BBB- rating; B. Debt rated B has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The B rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BB or BB- rating; CCC. Debt rated CCC has a currently identifiable vulnerability to default, and is dependent upon favorable business, financial and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The CCC rating category is also used for debt subordinated to senior debt that is assigned an actual or implied B or B- rating; CC. The rating CC is typically applied to debt subordinated to senior debt that is assigned an actual or implied CCC rating; C. The rating C is typically applied to debt subordinated to senior debt which is assigned an actual or implied CCC-debt rating. The C rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued; CI. The rating CI is reserved for income bonds on which no interest is being paid;
D. Debt rated D is in payment default. The D rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition if debt service payments are in jeopardy.

                                   APPENDIX B


                               HEDGING STRATEGIES

GENERAL DESCRIPTION OF HEDGING STRATEGIES

         As discussed in the Prospectus, the Adviser may engage in a variety of strategies ("Hedging Strategies") involving the use of certain financial instruments, including options, futures contracts (sometimes referred to as "futures") and options on futures contracts to attempt to hedge the portfolio of the Value Trust. The Funds' Adviser may also hedge currency risks associated with these Funds' investments in foreign securities through the use of forwarding foreign currency contracts. An underlying fund may also engage in Hedging Strategies.

         Hedging Strategies are used to hedge against price movements in one or more particular securities positions that the Fund owns or intends to acquire. Hedging Strategies on stock indices, in contrast, generally are used to hedge against price movements in broad equity market sectors in which the Fund has invested or expects to invest. Hedging Strategies on debt securities may be used to hedge either individual securities or broad fixed income market sectors.

         The use of Hedging Strategies is subject to applicable regulations of the SEC, the several options and futures exchanges upon which they are traded, the Commodity Futures Trading Commission ("CFTC") and various state regulatory authorities. In addition, the Funds' ability to use Hedging Strategies will be limited by tax considerations.

SPECIAL RISKS OF HEDGING STRATEGIES

         The use of Hedging Strategies involves special considerations and risks, as described below. Risks pertaining to particular instruments are described in the sections that follow:

         (1) Successful use of most Hedging Strategies depends upon the Adviser's ability to predict movements of the overall securities and interest rate markets, which requires different skills than predicting changes in the prices of individual securities. There can be no assurance that any particular hedging strategy adopted will succeed.

         (2) There might be imperfect correlation, or even no correlation, between price movements of a Hedging Strategy and price movements of the investments being hedged. For example, if the value of an instrument used in a short hedge increased by less than the decline in value of the hedged investment, the hedge would not be fully successful. Such a lack of correlation might occur due to factors unrelated to the value of the investments being hedged, such as speculative or other pressures on the markets in which hedging instruments are traded. The effectiveness of Hedging Strategies on indices will depend on the degree of correlation between price movements in the index and price movements in the securities being hedged.

         (3) Hedging Strategies, if successful, can reduce risk of loss by wholly or partially offsetting the negative effect of unfavorable price movements in the investments being hedged. However, Hedging Strategies can also reduce opportunity for gain by offsetting the positive effect of favorable price movements in the hedged investments. For example, if a Fund entered into a short hedge because the Adviser projected a decline in the price of a security in the Fund's portfolio, and the price of that security increased instead, the gain from that increase might be wholly or partially offset by a decline in the price of the hedging instrument. Moreover, if the price of the hedging instrument declined by more than the increase in the price of the security, the Fund could suffer a loss. In either such case, the Fund would have been in a better position had it not hedged at all.

         (4) A Fund might be required to maintain assets as "cover," maintain segregated accounts or make margin payments when it takes positions in hedging instruments involving obligations to third parties (i.e., hedging instruments other than purchased options). If the Fund were unable to close out its positions in such hedging instruments, it might be required to continue to maintain such assets or accounts or make such payments until the positions expired or matured. These requirements might impair the Fund's ability to sell a portfolio security or make an investment at a time when it would otherwise be favorable to do so, or require that the Fund sell a portfolio security at a disadvantageous time. The Fund's ability to close out a position in an instrument prior to expiration or maturity depends on the existence of a liquid secondary market or, in the absence of such a market, the ability and willingness of the opposite party to the transaction to enter into a transaction closing out the position. Therefore, there is no assurance that any hedging position can be closed out at a time and price that is favorable to the Fund.

COVER FOR HEDGING STRATEGIES

         The Funds will not use Hedging Strategies for speculative purposes or for purposes of leverage, although an underlying fund may do so. Hedging Strategies, other than purchased options, expose the Funds to an obligation to another party. The Funds will not enter into any such transactions unless they own either (1) an offsetting ("covered") position in securities or other options or futures contracts or (2) cash, receivables and short-term debt securities, with a value sufficient at all times to cover its potential obligations to the extent not covered as provided in (1) above. The Funds will comply with SEC guidelines regarding cover for Hedging Strategies and will, if the guidelines so require, set aside cash or liquid, high-grade debt securities in a segregated account with their custodian in the prescribed amount.

         Assets used as cover or held in a segregated account cannot be sold while the position in the corresponding instrument is open, unless they are replaced with similar assets. As a result, the commitment of a large portion of a Fund's assets to cover segregated accounts could impede portfolio management or the Fund's ability to meet redemption requests or other current obligations.

OPTIONS ACTIVITIES

         Each Fund, either directly or through an underlying fund, may write (i.e., sell) call options ("calls") if the calls are "covered" throughout the life of the option. A call is "covered" if the fund owns the optioned securities. When a fund writes a call, it receives a premium and gives the purchaser the right to buy the underlying security at anytime during the call period (usually not more than nine months in the case of common stock) at a fixed exercise price regardless of market price changes during the call period. If the call is exercised, the fund will forego any gain from an increase in the market price of the underlying security over the exercise price. Each Fund also is authorized to write covered call options, but has no intention of doing so during the current fiscal year.

         Each Fund, either directly or through an underlying fund, may purchase a call on securities only to effect a "closing transaction," which is the purchase of a call covering the same underlying security and having the same exercise price and expiration date as a call previously written by the fund on which it wishes to terminate its obligation. If the fund is unable to effect a closing transaction, it will not be able to sell the underlying security until the call previously written by the fund expires (or until the call is exercised and the fund delivers the underlying security).

         Each Fund, either directly or through an underlying fund, may also may write and purchase put options ("puts"). When a fund writes a put, it receives a premium and gives the purchaser of the put the right to sell the underlying security to the fund at the exercise price at any time during the option period. When a fund purchases a put, it pays a premium in return for the right to sell the underlying security at the exercise price at any time during the option period. An underlying fund also may purchase stock index puts, which differ from puts on individual securities in that they are settled in cash based on the values of the securities in the underlying index rather than by delivery of the underlying securities. Purchase of a stock index put is designed to protect against a decline in the value of the portfolio generally rather than an individual security in the portfolio. If any put is not exercised or sold, it will become worthless on its expiration date.

         A fund's option positions may be closed out only on an exchange that provides a secondary market for options of the same series, but there can be no assurance that a liquid secondary market will exist at any given time for any particular option. In this regard, trading in options on certain securities (such as U.S. Government securities) is relatively new, so that it is impossible to predict to what extent liquid markets will develop or continue. Closing transactions may be effected with respect to options traded in the OTC markets (currently the primary markets for options on debt securities) only by negotiating directly with the other party to the option contract or in a secondary market for the option if such market exists. Although the funds will enter into OTC options with dealers that agree to enter into, and that are expected to be capable of entering into, closing transactions with the fund, there can be no assurance that the fund would be able to liquidate an OTC option at a favorable price at any time prior to expiration. In the event of insolvency of the contra-party, the fund may be unable to liquidate an OTC option. Accordingly, it may not be possible to effect closing transactions with respect to certain options, which would result in the fund having to exercise those options that it has purchased in order to realize any profit. With respect to options written by the fund, the inability to enter into a closing transaction may result in material losses to the fund. For example, because the fund must maintain a covered position with respect to any call option it writes on a security or stock index, the fund may not sell the underlying security or invest any cash, U.S. Government securities or short-term debt securities used to cover the option during the period it is obligated under such option. This requirement may impair the fund's ability to sell a portfolio security or make an investment at a time when such a sale or investment might be advantageous.

         An underlying fund's custodian, or a securities depository acting for it, generally acts as escrow agent as to the securities on which the fund has written puts or calls, or as to other securities acceptable for such escrow so that no margin deposit is required of the fund. Until the underlying securities are released from escrow, they cannot be sold by the fund.

         In the event of a shortage of the underlying securities deliverable on exercise of an option, the Options Clearing Corporation ("OCC") has the authority to permit other, generally comparable securities to be delivered in fulfillment of option exercise obligations. If the OCC exercises its discretionary authority to allow such other securities to be delivered, it may also adjust the exercise prices of the affected options by setting different prices at which otherwise ineligible securities may be delivered. As an alternative to permitting such substitute deliveries, the OCC may impose special exercise settlement procedures.

         In view of the risks involved in using the options strategies described above, each Fund that engages directly in options activities has adopted the following investment guidelines to govern its use of such strategies; these guidelines may be modified without shareholder vote:

                  (1) a Fund will write only covered options and each such option will remain covered so long as the Fund is obligated under the option;

                  (2) a Fund will not write call or put options having aggregate exercise prices greater than 25% of its net assets; and

                  (3) a Fund may purchase a put or call option, including any straddles or spreads, only if the value of its premium, when aggregated with the premiums on all other options held by the Funds, does not exceed 5% of the Fund's total assets.

         The Funds' activities in the option markets may result in a higher portfolio turnover rate and additional brokerage costs; however, the Funds also may save on commissions by using options as a hedge rather than buying or selling individual securities in anticipation of or as a result of market movements.

FUTURES CONTRACTS

         The Value Trust may enter into futures contracts for the purchase or sale of debt securities and stock indexes. The Growth Fund, the Capital Income Fund and the Multiple Index Trust, through an underlying fund, may also do so. A futures contract is an agreement between two parties to buy and sell a security or an index for a set price on a future date. Futures contracts are traded on designated "contract markets" that, through their clearing corporation, guarantee performance of the contracts.

         Generally, if market interest rates increase, the value of outstanding debt securities declines (and vice versa). Entering into a futures contract for the sale of debt securities has an effect similar to the actual sale of securities, although sale of the futures contract might be accomplished more easily and quickly. For example, if an underlying fund holds long-term U.S. Government securities and it anticipates a rise in long-term interest rates (and therefore a decline in the value of those securities), it could, in lieu of disposing of those securities, enter into futures contracts for the sale of similar long-term securities. If rates thereafter increase and the value of the fund's portfolio securities thus declines, the value of the fund's futures contracts would increase, thereby protecting the fund by preventing the net asset value from declining as much as it otherwise would have. Similarly, entering into futures contracts for the purchase of debt securities has an effect similar to the actual purchase of the underlying securities, but permits the continued holding of securities other than the underlying securities. For example, if an underlying fund expects long-term interest rates to decline, it might enter into futures contracts for the purchase of long-term securities so that it could gain rapid market exposure that may offset anticipated increases in the cost of securities it intends to purchase while continuing to hold higher-yield short-term securities or waiting for the long-term market to stabilize.

         A stock index futures contract may be used to hedge an underlying fund's portfolio with regard to market risk as distinguished from risk relating to a specific security. A stock index futures contract does not require the physical delivery of securities, but merely provides for profits and losses resulting from changes in the market value of the contract to be credited or debited at the close of each trading day to the respective accounts of the parties to the contract. On the contract's expiration date, a final cash settlement occurs. Changes in the market value of a particular stock index futures contract reflect changes in the specified index of equity securities on which the contract is based.

         There are several risks in connection with the use of futures contracts. In the event of an imperfect correlation between the futures contract and the portfolio position that is intended to be protected, the desired protection may not be obtained and the fund may be exposed to risk of loss. Further, unanticipated changes in interest rates or stock price movements may result in a poorer overall performance for the fund than if it had not entered into futures contracts on debt securities or stock indexes.

         In addition, the market prices of futures contracts may be affected by certain factors. First, all participants in the futures market are subject to margin deposit and maintenance requirements. Rather than meeting additional margin deposit requirements, investors may close futures contracts through offsetting transactions that could distort the normal relationship between the securities and futures markets. Second, from the point of view of speculators, the deposit requirements in the futures market are less onerous than margin requirements in the securities market. Therefore, increased participation by speculators in the futures market may also cause temporary price distortions.

         Positions in futures contracts may be closed out only on an exchange or board of trade that provides a secondary market for such futures. Although the Funds intend to purchase or sell futures only on exchanges or boards of trade where there appears to be an active secondary market, there is no assurance that a liquid secondary market on an exchange or board of trade will exist for any particular contract at any particular time. In such event, it may not be possible to close a futures position, and in the event of adverse price movements, the Funds would continue to be required to make variation margin deposits.

         As is the case with options, the Funds' activities in the futures markets may result in a higher portfolio turnover rate and additional transaction costs in the form of added brokerage commissions; however, the Funds also may save on commissions by using futures contracts as a hedge rather than buying or selling individual securities in anticipation of or as a result of market movements.

         In view of the risks involved in using the futures strategies that are described above, each of these Funds has adopted the following investment guidelines to govern its use of such strategies; these guidelines may be modified without shareholder vote.

                   (1)a Fund will not  purchase  or sell  futures  contracts  or related options if, immediately thereafter, the sum of the amount of initial margin deposits on the Fund's existing futures positions and related options and premiums paid for related options would exceed 5% of the Fund's total assets; and

                   (2)futures   contracts  and  related   options  will  not  be
                      purchased if immediately thereafter more than 30% of the Fund's total assets would be so invested.

OPTIONS ON FUTURES CONTRACTS

         The Value Trust may purchase and write (sell) put and call options on futures contracts. The Growth Fund, the Capital Income Fund and the Multiple Index Trust, through an underlying fund, also may do so. An option on a futures contract gives the purchaser the right, in return for the premium paid, to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put), at a specified exercise price at any time during the option period. When an option on a futures contract is exercised, delivery of the futures position is accompanied by cash representing the difference between the current market price of the futures contract and the exercise price of the option. A fund may purchase put options on futures contracts in lieu of, and for the same purpose as, a sale of a futures contract. It also may purchase such put options in order to hedge a long position in the underlying futures contract in the same manner as it purchases "protective puts" on securities.

         Each Fund, either directly or indirectly through an underlying fund, also may purchase put options on interest rate and stock index futures contracts. As with options on securities, the holder of an option on a futures contract may terminate its position by selling an option of the same series. There is no guarantee that such closing transactions can be effected. An underlying fund is required to deposit initial margin and variation margin with respect to put and call options on futures contracts written by it pursuant to brokers' requirements similar to those applicable to futures contracts described above and, in addition, net option premiums received will be included as initial margin deposits.

         In addition to the risks that apply to all options transactions, there are several special risks relating to options on futures contracts. The ability to establish and close out positions on such options will be subject to the development and maintenance of a liquid secondary market. There can be no certainty that liquid secondary markets for all options on futures contracts will develop. Compared to the use of futures contracts, the purchase of options on futures contracts involves less potential risk to an underlying fund because the maximum amount at risk is the premium paid for the options (plus transaction costs). However, there may be circumstances when the use of an option on a futures contract would result in a loss to the fund when the use of a futures contract would not, such as when there is no movement in the prices of the underlying securities. Writing an option on a futures contract involves risks similar to those arising in the sale of futures contracts, as described above.

FORWARD AND FOREIGN CURRENCY CONTRACTS

         The Value Trust may use forward or foreign currency contracts to protect against uncertainty in the level of future foreign currency exchange rates. The Growth Fund, the Capital Income Fund and the Multiple Index Trust, through an underlying fund, also may do so. The Funds will not speculate with forward currency contracts or foreign currency exchange rates.

         The Value Trust may enter into forward currency contracts with respect to specific transactions. The Growth Fund, the Capital Income Fund and the Multiple Index Trust, through an underlying fund, also may do so. For example, when a Fund enters into a contract for the purchase or sale of a security denominated in a foreign currency, or the Fund anticipates the receipt in a foreign currency of dividend or interest payments on a security that it holds or anticipates purchasing, the Fund may desire to "lock in" the U.S. dollar price of the security or the U.S. dollar equivalent of such payment, as the case may be, by entering into a forward contract for the purchase or sale, for a fixed amount of U.S. dollars or foreign currency, of the amount of foreign currency involved in the underlying transaction. The Fund will thereby be able to protect itself against a possible loss resulting from an adverse change in the relationship between the currency exchange rates during the period between the date on which the security is purchased or sold, or on which the payment is declared, and the date on which such payments are made or received. These contracts are traded in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers. A forward contract generally has no deposit requirement, and no commissions are charged at any stage for trades. Although such contracts tend to minimize the risk of loss due to a decline in the value of the subject currency, they tend to limit commensurately any potential gain that might result should the value of such currency increase during the contract period.

         The Value Trust also may hedge by using forward currency contracts in connection with portfolio positions to lock in the U.S. dollar value of those positions, to increase the Fund's exposure to foreign currencies that the Adviser believes may rise in value relative to the U.S. dollar or to shift the Fund's exposure to foreign currency fluctuations from one country to another. The Growth Fund, the Capital Income Fund and the Multiple Index Trust, through an underlying fund, may also do so. For example, when the Adviser believes that the currency of a particular foreign country may suffer a substantial decline relative to the U.S. dollar or another currency, it may enter into a forward contract to sell the amount of the former foreign currency approximating the value of some or all of the Fund's portfolio securities denominated in such foreign currency. This investment practice generally is referred to as "cross-hedging" when another foreign currency is used.

         The precise matching of the forward amounts and the value of the securities involved will not generally be possible because the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date the forward contract is entered into and the date it matures. Accordingly, it may be necessary for the Fund to purchase additional foreign currency on the spot (that is, cash) market (and bear the expense of such purchase) if the market value of the security is less than the amount of foreign currency the Fund is obligated to deliver and if a decision is made to sell the security and make delivery of the foreign currency. Conversely, it may be necessary to sell on the spot market some of the foreign currency received upon the sale of the portfolio security if the market value of the security exceeds the amount of foreign currency the Fund is obligated to deliver. The projection of short-term currency market movements is extremely difficult and the successful execution of a short-term hedging strategy is highly uncertain. Forward contracts involve the risk that anticipated currency movements will not be accurately predicted, causing the Fund to sustain losses on these contracts and transaction costs. The Fund may enter into forward contracts or maintain a net exposure on such contracts only if (1) the consummation of the contracts would not obligate the Fund to deliver an amount of foreign currency in excess of the value of the Fund's portfolio securities or other assets denominated in that currency or (2) the Fund maintains cash, U.S. Government securities or liquid, high-grade debt securities in a segregated account in an amount not less than the value of the Fund's total assets committed to the consummation of the contract which value must be marked to market daily. Under normal circumstances, consideration of the prospect for currency parties will be incorporated into the longer term investment decisions made with regard to overall diversification strategies. However, the Adviser believes that it is important to have the flexibility to enter into such forward contracts when it determines that the best interests of the Fund will be served.

         At or before the maturity date of a forward contract requiring the Fund to sell a currency, the Value Trust may either sell a portfolio security and use the sale proceeds to make delivery of the currency or retain the security and offset its contractual obligation to deliver the currency by purchasing a second contract pursuant to which the Fund will obtain, on the same maturity date, the same amount of the currency that it is obligated to deliver. Similarly, the Fund may close out a forward contract requiring it to purchase a specified currency by entering into a second contract entitling it to sell the same amount of the same currency on the maturity date of the first contract. The Fund would realize a gain or loss as a result of entering into such an offsetting forward currency contract under either circumstance to the extent the exchange rate or rates between the currencies involved moved between the execution dates of the first contract and the offsetting contract.

         The cost to the Fund of engaging in forward currency contracts varies with factors such as the currencies involved, the length of the contract period and the market conditions then prevailing. Because forward currency contracts are usually entered into on a principal basis, no fees or commissions are involved. The use of forward currency contracts does not eliminate fluctuations in the prices of the underlying securities the Fund owns or intends to acquire, but it does fix a rate of exchange in advance. In addition, although forward currency contracts limit the risk of loss due to a decline in the value of the hedged currencies, at the same time they limit any potential gain that might result should the value of the currencies increase.

         Although each Fund values its assets daily in terms of U.S. dollars, it does not intend to convert its holdings of foreign currencies into U.S. dollars on a daily basis. The Fund may convert foreign currency from time to time and investors should be aware of the costs of currency conversion. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to the Fund at one rate, while offering a lesser rate of exchange should the Fund desire to resell that currency to the dealer.

The Financial Statements of the Registrant are incorporated herein by reference to the Annual Report to Shareholders filed with the Securities and Exchange Commission on August 24, 1998, Edgar Accession No. 0000916641-98-0009666.

                          PART C.  OTHER INFORMATION

ITEM 22.  FINANCIAL STATEMENTS AND EXHIBITS

Included in Part A of this Registration Statement:

      Financial Highlights for one share of Growth Fund, Capital Income Fund, Yorktown Classic Value Trust, Multiple Index Trust and Treasuries Trust.

Included in Part B of this Registration Statement through incorporation by reference:

      The Annual Report to shareholders for the Growth Fund, Capital Income Fund, Yorktown Classic Value Trust, Multiple Index Trust and Treasuries Trust for the fiscal year ended May 31, 1998 containing financial statements as of and for the fiscal year ended May 31, 1998 (previously filed with the Securities and Exchange Commission through Edgar on August 24, 1998, Edgar
Accession No.0000916641-98-0009666).

ITEM 23.  EXHIBITS
      (1)   (a)   Declaration of Trust 1/
            (b)   Amendment to the Declaration of Trust 2/
      (2)   (a)   By-Laws of the Trust 1/
            (b)   Amendment dated September 16, 1988 to the By-Laws of the
                  Trust 1/
      (3) Instrument defining the rights of holders of the Registrant's shares of beneficial interest 1/
      (4)   (a)   Investment Advisory and Administrative Services Agreement
                  for Growth Fund and Capital Income Fund 1/
            (b)   Investment Advisory and Administrative Services Agreement
                  for Yorktown Classic Value Trust and Yorktown Value Income
                  Trust 1/
            (c)   Investment Advisory and Administrative Services Agreement
                  for Multiple Index Trust and Treasuries Trust 3/
      (5)   (a)   Distribution Agreement for Growth Fund and Capital Income
                  Fund 1/
            (b)   Distribution Agreement for Yorktown Classic Value Trust and
                  Yorktown Value Income Trust 1/
            (c)   Distribution Agreement for Multiple Index Trust and
                  Treasuries Trust 3/
      (6) Bonus, Profit Sharing, Pension or Other Similar Contracts - Not Applicable
      (7)   (a)   Custodian Agreement for Growth Fund and Capital Income Fund 1/
            (b)   Custodian Agreement for Yorktown Classic Value Trust,
                  Multiple Index Trust and Treasuries Trust 1/
      (8)   (a)   Transfer and Dividend Disbursing Agency Agreement 1/
            (b)   Transfer Agency and Service Agreement (filed herewith)
      (9)   (a)   Opinion and Consent of Counsel 1/
            (b)   Opinion and Consent of Counsel regarding Yorktown Classic
                  Value Trust and Yorktown Value Income Trust 1/
      (10)  Consent of Independent  Accountants  (filed  herewith)

      (11)  Financial Statements   Omitted   from  Item  22  -  Not   Applicable
      (12)  Initial Capitalization  Agreements  1/
      (13)  (a)   Rule 12b-1  Plan for Growth  Fund and Capital Income Fund 1/
            (b)   Rule 12b-1 Plan for Yorktown Classic Value Trust and
                  Yorktown Value Income Trust 1/
            (c)  Form  of  Subdistribution  Agreement  1/
      (14)  Financial  Data Schedules (filed herewith)
      (15)  Rule 18f-3 Plan - Not Applicable

--------------
1/ Incorporated by reference to Post-Effective Amendment No. 24 to the Registration Statement on Form N-1A, filed on September 30, 1996.
2/ Incorporated by reference to Post-Effective Amendment No. 26 to the Registration Statement on Form N-1A, filed on April 16, 1997.
3/ Incorporated by reference to Post-Effective Amendment No. 28 to the Registration Statement on Form N-1A, filed January 5, 1998.

ITEM 24.  PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT

      None

ITEM 25.  INDEMNIFICATION

      Section 5.1 of Article V of the Declaration of Trust provides that no Trustee, officer, employee or agent of the Trust as such shall be subject to any personal liability whatsoever to any person in connection with Trust Property or the affairs of the Trust, save only that to which they would be subject by reason of willful misfeasance, bad faith, or gross negligence in the performance of their duties, or by reason of their reckless disregard of their obligations and duties with respect to such person; and all persons shall look solely to the Trust Property for satisfaction of claims of any nature arising directly or indirectly in connection with the affairs of the Trust. Section 5.1 also provides that if any Trustee, officer, employee or agent, as such, of the Trust is made party to any suit or proceeding to enforce any such liability of the Trust, he shall not, on account thereof, be held to any personal liability.

      Section 5.2 of Article V of the Declaration of Trust provides that no Trustee, officer, employee or agent of the Trust shall be liable to the Trust, its Shareholders, or to any Shareholder, Trustee, officer, employee, or agent thereof for any action or failure to act (including without limitation the failure to compel in any way any former or acting Trustee to redress any breach of Trust), except for his own bad faith, willful misfeasance, gross negligence or reckless disregard of the duties involved in the conduct of his office.

      Paragraph (a) of Article VI of the By-Laws indemnifies Trustees or officers of the Trust against losses sustained in a legal action by virtue of such person's position with the Trust. Such person must have been acting in good faith and in a manner which the person reasonably believed to be in, or not opposed to, the best interests of the Trust, and in the case of a criminal proceeding, not unlawful.

      The provisions of paragraph (a) do not cover losses sustained in actions brought by or on behalf of the Trust. The provisions of paragraph (b) are similar to those of paragraph (a) but cover losses sustained in actions brought by or in the right of the Trust itself. The required standard of conduct is the same, except that no indemnification may be made if the indemnitee is adjudged liable of negligence or misconduct unless a court determines the indemnitee is entitled to indemnification.

      Paragraph (c) of Article VI allows a Trustee or officer to be indemnified against expenses actually and reasonably incurred without a determination as to the standard of conduct required in paragraphs (a) and (b) if the indemnitee is successful on the merits of an action. Paragraph (d) provides that if such a determination is necessary, it must be made either by a majority vote of Trustees who were disinterested and not parties to the action or by independent legal counsel.

      Paragraph (e) of Article VI provides that expenses in defending an action may be paid in advance if the prospective indemnitee undertakes to repay the expenses if he or she is not found to be entitled to indemnification. A majority of disinterested, non-party Trustees or independent legal counsel must determine that there is reason to believe that the prospective indemnitee ultimately will be found entitled to indemnification before such payment may be made.

      Paragraph  (f) of Article VI  provides  that agents and  employees  of the
Trust  who  are  not  Trustees  or  officers  may  be   indemnified   under  the
above-mentioned standards at the discretion of the Board.

      Paragraph (g) of Article VI provides that indemnification pursuant to that
Article is not exclusive of other rights, continues as to a person who has ceased to be a Trustee or officer and inures to heirs, executors and administrators of such a Person.

      Paragraph (h) of Article VI provides that "nothing in the Declaration or in these By-Laws shall be deemed to protect any Trustee or officer of the Trust against any liability to the Trust or to its Shareholders to which such Person would otherwise be subject by reason of willful malfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such Person's office."

      Paragraph (i) of Article VI provides that the Trust may purchase insurance for any persons against liability but that "insurance will not be purchased or maintained by the Trust if the purchase or maintenance of such insurance would result in the indemnification of any Person in contravention of any rule or regulation and/or interpretation of the Securities and Exchange Commission."

      Paragraph 9 of the Investment Advisory and Administrative Services Agreement dated December 28, 1990, provides that except as may be determined by applicable legal standards, Yorktown Management & Research Company, Inc. ("Adviser") shall have no liability to the Trust, or its shareholders or creditors, for any error in business judgment, or for any loss arising out of any investment, or for any other act or omission in performance of its obligations to the Trust pursuant to the Agreement except (1) for actions and omissions constituting violations of the Investment Company Act of 1940 ("1940 Act"), the Securities Act of 1933 ("1933 Act") or other federal securities laws,

(2) in circumstances where the Adviser has failed to conform to reasonable business standards, and (3) by reason of its willful misfeasance, bad faith or reckless disregard of its duties and obligations.

      Paragraph 9 of the Investment Advisory and Administrative Services Agreements dated October 1, 1992 and May 31, 1997, respectively, provides that the Adviser not be liable for any error of judgment or mistake of law, for any loss arising out of any investment, or in any event whatsoever, provided that nothing herein shall be deemed to protect, or purport to protect, the Adviser against any liability to the trust or to the security holders of the Trust to which it would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence in the performance of its duties hereunder, or by reason of reckless disregard of its obligations and duties hereunder. No provision of this Agreement shall be construed to protect any Trustee or officer of the Trust, or Investors, from liability in violation of Section 17(h), 17(i), or 36(b) of the 1940 Act.

      Paragraph 15 of the Distribution Agreements dated December 28, 1990, October 1, 1992 and May 31, 1997, respectively, provides that Yorktown Distributors, Inc. shall not incur liability to the Trust or any third party and shall be indemnified and held harmless by the Trust from and against all taxes (except for such taxes as may be assessed against it in its corporate capacity arising out of its compensation hereunder), charges, expenses, assessments, losses, claims and liabilities (including counsel fees) incurred or assessed against it in connection with the good faith performance of this Agreement, except as such may arise from (a) its own willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations or (b) expenses incurred pursuant to this Agreement.

      Registrant undertakes to carry out all indemnification provisions of its Declaration of Trust, By-Laws, and the above-described contracts in accordance with the Investment Company Act Release No. 11330 (September 4, 1980) and successor releases.

      Insofar as indemnification for liability arising under the 1933 Act, as amended, may be provided to trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment of the Registrant of expenses incurred or paid by a trustee, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer, or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

ITEM 26.  BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER

      Information regarding the officers and directors of the Trust's Adviser, Yorktown Management & Research Company, Inc. is included in its Form ADV filed on March 24, 1998 with the Securities and Exchange Commission (registration number 801-23441) and is incorporated herein by reference.

ITEM 27.  PRINCIPAL UNDERWRITERS

      Yorktown Distributors, Inc. is the distributor of the Trust's shares and does not act as a principal underwriter, depositor or investment adviser for any other investment company at this time. The information set forth below is furnished for those directors or officers of Yorktown Distributors, Inc. who also serve as trustees or officers of the Trust.

                                               Positions and                      Positions and
 Name and Principal                            Offices with                       Offices with
  Business Address                              Underwriter                        Registrant
  ----------------                              ------------                       ----------

 David D. Basten                               Director and President             Trustee and President
 2303 Yorktown Avenue
 Lynchburg, VA 24501

 Louis B. Basten III                           Director and Secretary/Treasurer  Trustee and Secretary/Treasurer
 2303 Yorktown Avenue
 Lynchburg, VA 24501

 Charles D. Foster                             Chief Financial Officer            Chief Financial Officer
 2303 Yorktown Avenue
 Lynchburg, VA 24501

ITEM 28.  LOCATION OF ACCOUNTS AND RECORDS

      With the exceptions noted below, Yorktown Management & Research Company, Inc. (2303 Yorktown Avenue, Lynchburg, Virginia 24501) maintains the books, accounts and records required to be maintained pursuant to Section 31(a) of the Investment Company Act of 1940 ("1940 Act") and the rules promulgated thereunder.

      Yorktown Distributors, Inc. (2303 Yorktown Avenue, Lynchburg, Virginia 24501) maintains the books, accounts and records required to be maintained pursuant to Rule 31(a)-1(d) under the 1940 Act.

      State Street Bank & Trust Co., (Two Heritage Drive, North Quincy, Massachusetts 02171) maintains the books, records and accounts required to be maintained pursuant to Rule 31a-1(b)(2)(iv) under the 1940 Act.

ITEM 29.  MANAGEMENT SERVICES

      None

ITEM 30.  UNDERTAKINGS
      None

                                  SIGNATURES

      Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant, American Pension Investors Trust, certifies that this Post-Effective Amendment meets all of the requirements for effectiveness pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Post-Effective Amendment to be signed on its behalf by the undersigned, thereto duly authorized, in the City of Lynchburg, and Commonwealth of Virginia on the 23rd day of September, 1998.

                                    AMERICAN PENSION INVESTORS TRUST


                                    By:   /s/ David D. Basten
                                          -----------------------------
                                          David D. Basten, President


      Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment has been signed below by the following persons in the capacities and on the date indicated.


SIGNATURE                                      TITLE                                    DATE


/S/ David D. Basten                         Trustee and President               September 23, 1998
------------------------------------        (Principal Executive
David D. Basten                             Officer)

/S/ Louis B. Basten III                     Trustee                             September 23, 1998
------------------------------------
Louis B. Basten III

/S/ Mark A. Borel                           Trustee                             September 23, 1998
---------------------------
Mark A. Borel

/S/ Stephen B. Cox                          Trustee                             September 23, 1998
------------------------------------
Stephen B. Cox

/S/ G. Edgar Dawson                         Trustee                             September 23, 1998
------------------------------------
G. Edgar Dawson

/S/ Wayne C. Johnson                        Trustee                             September 23, 1998
------------------------------------
Wayne C. Johnson

/S/ Charles D. Foster                       Chief Financial Officer             September 23, 1998
------------------------------------
Charles D. Foster

                       AMERICAN PENSION INVESTORS TRUST
                                  EXHIBIT INDEX

Exhibit
NUMBER

(1)   (a)   Declaration of Trust 1/
      (b)   Amendment to the Declaration of Trust 2/
(2)   (a)   By-Laws of the Trust 1/
      (b)   Amendment dated September 16, 1988 to the By-Laws of the
            Trust 1/
(3) Instrument defining the rights of holders of the Registrant's shares of beneficial interest 1/
(4)   (a)   Investment Advisory and Administrative Services
            Agreement for Growth Fund and Capital Income Fund 1/
      (b)   Investment Advisory and Administrative Services
            Agreement for Yorktown Classic Value Trust and Yorktown
            Value Income Trust 1/
      (c)   Investment Advisory and Administrative Services
            Agreement for Multiple Index Trust and Treasuries Trust 3/
(5)   (a)   Distribution Agreement for Growth Fund and Capital Income Fund 1/
      (b)   Distribution Agreement for Yorktown Classic Value Trust
            and Yorktown Value Income Trust 1/
      (c)   Distribution Agreement for Multiple Index Trust and
            Treasuries Trust 3/
(6)   Bonus, Profit Sharing, Pension or Other Similar Contracts -
      Not Applicable
(7)   (a)   Custodian Agreement for Growth Fund and Capital Income Fund 1/
      (b)   Custodian Agreement for Yorktown Classic Value Trust ,
            Multiple Index Trust and Treasuries Trust 1/
(8)   (a)   Transfer and Dividend Disbursing Agency Agreement
      (b)   Transfer Agency and Service  Agreement  (filed herewith)
(9)   (a)   Opinion and Consent of Counsel 1/
      (b)   Opinion and Consent of Counsel regarding Yorktown
            Classic Value Trust and Yorktown Value Income Trust 1/
(10)  Consent  of  Independent   Accountants  (filed  herewith)
(11)  Financial Statements  Omitted from Item 23 - Not  Applicable
(12)  Initial  Capitalization Agreements 1/
(13)  (a)   Rule 12b-1 Plan for Growth Fund and Capital Income Fund 1/
      (b)   Rule 12b-1 Plan for Yorktown Classic Value Trust and
            Yorktown Value Income Trust 1/1
      (c)   Form of Subdistribution Agreement 1/
(14)  Financial Data Schedules (filed herewith)
(15)  Rule 18f-3 Plan - Not Applicable
--------------
1/ Incorporated by reference to Post-Effective Amendment No. 24 to the Registration Statement on Form N-1A, filed on September 30, 1996.

2/ Incorporated by reference to Post-Effective Amendment No. 26 to the Registration Statement on Form N-1A, filed on April 16, 1997.
3/ Incorporated by reference to Post-Effective Amendment No. 28 to the Registration Statement on Form N-1A, filed on January 5, 1998.